UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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HANMI FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HANMI FINANCIAL CORPORATION
3660 Wilshire Boulevard, Penthouse Suite A
Los Angeles, California 90010
(213) 382-2200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2013

TO THE STOCKHOLDERS OF HANMI FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the 2013 annual meeting of stockholders (the “Annual Meeting”) of Hanmi Financial Corporation (“Hanmi Financial,” “the Company,” “we,” “us” or “our”) will be held at the Sheraton Universal Hotel, located at 333 Universal Hollywood Drive, Universal City, California, on Friday, August 23, 2013 at 10:30 a.m., Pacific Time, for the following purposes:

1.	To elect seven (7) directors to serve for terms expiring at the 2014 annual meeting of stockholders, or until their successors are elected and qualified;

2.	To provide an advisory (non-binding) vote on the proposal to approve the compensation of our Named Executive Officers;

3.	To approve the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan;

4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

5.	To consider any other business properly brought before the meeting.

Only stockholders of record at the close of business on July 19, 2013 are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend in person, please vote by signing, dating, and returning the enclosed proxy card by mail. You may also vote by telephone or internet. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy card.

Please note that we previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on, and may have mailed to you on or about, June 21, 2013, a proxy statement for the Annual Meeting (the “Prior Proxy Statement”). This amendment to proxy statement for the Annual Meeting (this “Proxy Statement”) amends and replaces the Prior Proxy Statement.

IF YOU PREVIOUSLY SUBMITTED THE PRIOR WHITE PROXY CARD OR VOTING INSTRUCTIONS FURNISHED WITH THE PRIOR PROXY STATEMENT, THOSE VOTES WILL NOT BE COUNTED. THE PRIOR WHITE PROXY CARDS ATTACHED TO THE PRIOR PROXY STATEMENT SHOULD BE DISCARDED. IN ORDER FOR YOUR VOTES TO BE COUNTED, YOU MUST SUBMIT THE BLUE PROXY CARDS OR VOTING INSTRUCTIONS FURNISHED TOGETHER WITH THIS PROXY STATEMENT, OR VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of Our Board of Directors,

/s/ Jean Lim
Jean Lim
Corporate Secretary

Los Angeles, California
July 24, 2013

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Stockholders to be held on August 23, 2013: This Proxy Statement and the Company’s 2012 Annual Report to Stockholders are available electronically at www.hanmi.com by clicking on “Investor Relations” and then “Proxy Materials.”

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AMENDMENT TO

PROXY STATEMENT

 FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2013

The Board of Directors (our “Board”) of HANMI FINANCIAL CORPORATION is soliciting your proxy for use at the 2013 Annual Meeting of Stockholders to be held at the Sheraton Universal Hotel, located at 333 Universal Hollywood Drive, Universal City, California, on Friday, August 23, 2013, beginning at 10:30 a.m., Pacific Time, and at any adjournments or postponements thereof. This amendment to proxy statement for the Annual Meeting (this “Proxy Statement”) amends and replaces the Prior Proxy Statement, which was previously filed with the SEC on, and may have been mailed to you on or about, June 21, 2013. This Proxy Statement, the enclosed proxy card, and other enclosures are first being mailed to stockholders on or about July 26, 2013.

Questions and Answers about these Proxy Materials and the Annual Meeting

Question:	Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because we are soliciting your vote at the Annual Meeting. Our Board is providing these proxy materials to you in connection with the Annual Meeting. As a stockholder of record of our common stock, you are invited to attend the Annual Meeting, and are entitled and requested to vote on the proposals described in this Proxy Statement. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card by mail. You may also vote by internet or telephone.

We will begin sending this Proxy Statement, notice of the Annual Meeting, and the enclosed proxy card on or about July 26, 2013 to all stockholders entitled to vote. The record date for those entitled to vote is July 19, 2013.

Question:	Who is entitled to vote and how many votes do I have?

All stockholders who were stockholders of record of our common stock as of the close of business on July 19, 2013, and only those stockholders, will be entitled to vote at the Annual Meeting. You have one vote for each share of our common stock you owned as of the close of business on the record date.

Question:	How many shares are eligible to be voted?

As of July 19, 2013, 31,604,587 shares of our common stock were outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each matter to be voted on at the Annual Meeting.

Question:	What is the difference between holding shares as a “record” holder and in “street name”?

•	Record Holders	If your shares of common stock are registered directly in your name on our stock records, you are considered the stockholder of record, or the “record” holder of those shares. As the record holder you have the right to vote your shares in person or by proxy at the Annual Meeting.

•	Street Name Holders	If your shares of common stock are held in an account at a brokerage firm, bank, or other similar entity, then you are the beneficial owner of shares held in “street name.” The entity holding your account is considered the record holder for purposes of voting at the Annual Meeting. As the beneficial owner you have the right to direct this entity on how to vote the shares held in your account. However, as described below, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the entity that holds your shares giving you the right to vote the shares at the Annual Meeting.

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Question:	What am I being asked to vote on at the Annual Meeting?

You are being asked to vote on the following matters:

•	Election of Directors. The seven (7) director (“Director”) nominees who receive the most votes will be elected. So, if you do not vote “For” a particular nominee or you indicate “Withhold Authority to Vote” for a particular Director nominee on your proxy card, your abstention will have no effect on the election of Directors.

•	Advisory (Non-Binding) Resolution on the Proposal to Approve the Compensation of our Named Executive Officers. This proposal gives you the opportunity to vote (on an advisory non-binding basis) for or against the compensation of the executive officers identified in the Summary Compensation Table in this Proxy Statement (the “Named Executive Officers”). The compensation programs for our Named Executive Officers are described in the “Executive Compensation—Compensation Discussion and Analysis” section, the executive compensation tables and the related narrative discussion contained in this Proxy Statement. Because your vote is advisory, it will not be binding upon our Board and may not be construed as overruling any decision by our Board. However, the Compensation Committee may, in its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

•	Approval of the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan. This proposal gives you the opportunity to vote for or against the approval of the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan described under the “Proposal No. 3, Approval of the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan” section in this Proxy Statement. The Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan provides flexibility to our Board to offer equity incentives to employees, consultants and non-employee directors as part of their recruitment and retention. The Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan in its entirety is also attached as Annex A to this Proxy Statement.

•	Ratification of Selection of Independent Registered Public Accounting Firm. This proposal gives you the opportunity to ratify our Board’s selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2013. We are submitting the selection of KPMG to you for ratification to obtain our stockholders’ views. If the stockholders do not ratify the selection by a majority vote of the present and voting shares, we will reconsider whether or not to retain KPMG. Even if the selection is ratified, we may, in our discretion, appoint a different independent registered public accounting firm at any time during the year if we determine that such a change would be in our and our stockholders’ best interests.

Question:	How does the Board of Directors recommend that I vote on the proposals?

For the reasons set forth in more detail later in this Proxy Statement, our Board unanimously recommends that you vote:

•	FOR each of the seven (7) Director nominees named in this Proxy Statement (Proposal No. 1);

•	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 2);

•	FOR the approval of the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan (Proposal No. 3);

•	FOR the ratification of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal No. 4).

Question:	What is the required quorum at the Annual Meeting?

The required quorum for the transaction of business at the Annual Meeting is a majority of the outstanding shares of our common stock. Shares voted on a matter are treated as being present for purposes of establishing a quorum.

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Question:	What vote is required to approve each proposal at the Annual Meeting?

•	Election of Directors. Directors are elected by a plurality of votes cast. The seven (7) Director nominees receiving the most votes will be elected to our Board.

•	Advisory Vote on the Compensation of our Named Executive Officers. Approval, on an advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this item.

•	Approval of the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan. Approval of the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this item.

•	Ratification of Selection of Independent Registered Public Accounting Firm. Ratification of the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the shares represented and voting.

Question:	What is the effect of broker non-votes and abstentions?

Abstentions and broker non-votes will be counted for purposes of determining a quorum. Your broker, however, will not be entitled to vote on the election of Directors, the advisory (non-binding) proposal to approve the compensation of our Named Executive Officers, and the proposal to approve the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan, without your instruction.

Your broker will be authorized to vote your shares on the ratification of our independent registered public accounting firm even if it does not receive instructions from you, and accordingly, broker non-votes will have no effect on this proposal.

Abstentions will have no effect on the election of Directors, the advisory (non-binding) vote to approve the compensation of Named Executive Officers, and the vote to approve the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan, but will have the effect of a vote AGAINST the ratification of our independent registered public accounting firm and the proposal to adjourn or postpone the Annual Meeting to solicit additional proxies.

Question:	How can I vote my shares?

If you hold your shares of common stock in your own name and not through a broker or another nominee, you may vote your shares of common stock as follows, subject to compliance with the applicable cutoff times and deadlines described below in the “—Vote by Telephone,” “—Vote by Internet,” and “—Vote by Proxy” paragraphs:

•	by using the toll-free telephone number listed on the proxy card;

•	by using the Internet website listed on the proxy card;

•	by signing, dating and mailing the proxy card in the enclosed postage-paid envelope, or

•	by attending the Annual Meeting and voting in person.

Whichever of these methods you select to transmit your instructions, the proxy holders will vote your shares of common stock in accordance with your instructions. If you give a proxy without specific voting instructions, your proxy will be voted by the proxy holders “FOR” each of the Director nominees named in this Proxy Statement, “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers, “FOR” the approval of the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan, and “FOR” the ratification of our independent registered public accounting firm, and, at the proxy holders’ discretion on such other matters, if any, as may properly come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

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Vote by Telephone. If you hold your shares of common stock in your own name and not through a broker or another nominee, you can choose to vote your shares of common stock by telephone by dialing the toll-free telephone number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 p.m., Pacific Time, on August 22, 2013. Easy-to-follow voice prompts allow you to vote your shares of common stock and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

Vote by Internet. If you hold your shares of common stock in your own name and not through a broker or another nominee, you can choose to vote your shares of common stock via the Internet. The website for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Pacific Time, on August 22, 2013. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

Vote by Mail. You can vote by mail by signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Proxy cards sent by mail must be received by August 22, 2013.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been properly recorded. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder.

Question:	Can I change or revoke my vote after I return my proxy card?

You may revoke a proxy at any time before the vote is taken at the Annual Meeting by filing with our Corporate Secretary a properly executed proxy of a later date by mail, telephone or Internet, or by attending the Annual Meeting and voting in person. Any such filing should be made to the attention of Jean Lim, Corporate Secretary, Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

Question:	How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must bring a legal proxy from your broker, bank or other nominee to vote your shares of common stock at the Annual Meeting.

Question:	How will proxies be solicited?

In addition to soliciting proxies by mail, our officers, directors, and employees, without receiving any additional compensation, may solicit proxies by telephone, fax, in person, or by other means. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of our common stock held of record by such persons, and we will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Question:	Will any other matters be considered at the Annual Meeting?

We are not aware of any matter to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other matters are properly presented at the Annual Meeting, then the persons named as proxies will have the authority to vote all properly executed proxies in accordance with the direction of our Board, or, if no such direction is given, in accordance with the judgment of the persons holding such proxies on any such matter, including any proposal to adjourn or postpone the Annual Meeting.

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Question:	Are there any rules regarding admission to the Annual Meeting?

Yes. You are entitled to attend the Annual Meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our stockholders on the record date. Before we admit you to the Annual Meeting, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were, or are validly acting for, a stockholder of record on the record date by:

–	verifying your name and stock ownership against our list of registered stockholders, if you are the record holder of your shares;

–	reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or

–	reviewing a written proxy that shows your name and is signed by the stockholder you are representing, in which case either the stockholder must be a registered stockholder of record or you must have a brokerage or bank statement for that stockholder as described above.

If you do not have a valid form of photo identification and proof that you owned, or are legally authorized to act as proxy for someone who owned, shares of our common stock on July 19, 2013, you will not be admitted to the Annual Meeting.

At the entrance to the Annual Meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement, as your proof of ownership, and any written proxy you present as the representative of a stockholder. We will decide in our sole discretion whether the documentation you present for admission to the Annual Meeting meets the requirements described above.

Question:	Is my vote confidential?

Yes. It is our policy that documents identifying your vote are confidential. The vote of any stockholder will not be disclosed to any third party before the final vote count at the Annual Meeting except:

•	To meet legal requirements;

•	To assert claims for or defend claims against the Company;

•	To allow authorized individuals to count and certify the results of the stockholder vote;

•	If a proxy solicitation in opposition to our Board takes place; or

•	To respond to stockholders who have written comments on proxy cards or who have requested disclosure.

Question:	Is this Proxy Statement the same as the Prior Proxy Statement?

No. The Prior Proxy Statement was previously filed with the SEC on, and may have been mailed to you on or about, June 21, 2013. This Proxy Statement amends and replaces the Prior Proxy Statement.

If you previously received the Prior Proxy Statement, you should disregard the Prior Proxy Statement, the white proxy card, and other materials furnished with the Prior Proxy Statement.

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Question:	What if I already submitted the white proxy card or voting instructions furnished with the Prior Proxy Statement?

If you previously submitted the prior white proxy card or voting instructions FURNISHED WITH the Prior Proxy Statement, those votes will not be counted. The prior white proxy cards attached to the Prior Proxy Statement should be discarded.

In order for your votes to be counted, you must submit the blue proxy cards OR voting instructions furnished together with this Proxy Statement, or vote in person at the Annual Meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board of Directors and Nominees

Hanmi Financial’s Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws provide for a Board of Directors consisting of no less than five (5) and no more than eleven (11) Directors, the exact number within this range to be determined by our Board. Currently, our Board consists of seven (7) Directors. Subject to their earlier resignation or retirement, Directors elected at the Annual Meeting will serve until the 2014 annual meeting of stockholders, or until their successors are elected and qualified. Our Board has identified certain minimum qualifications for its Directors, including having a demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role, such as chief executive officer, president or partner, in a large or recognized organization or governmental entity. Our Board believes that these particular qualifications provide our Directors with substantial experience relevant to serving as a Director of our Company, including in areas such as financial management, risk assessment and management, strategic planning, human resources, management succession planning, business development, community affairs, corporate governance, and business operations. Our Board believes that each Director nominee satisfies our director qualification standards and accordingly nominates: I Joon Ahn, John A. Hall, Paul Seon-Hong Kim, Chong Guk (C. G.) Kum, Joon Hyung Lee, William J. Stolte, and Joseph K. Rho.

In addition to each Director nominee’s professional experience outlined in the table below, our Board believes that each Director nominee has other key attributes that are important to an effective Board of Directors, such as, integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to service on our Board and its Committees.

The Director nominees receiving the most votes will be elected. Each Director nominee has indicated his willingness to serve on our Board. Each proxy will be voted for the election of such Director nominees unless instructions are given on the proxy to withhold authority to vote for them. In the event a Director nominee is unable to serve, your proxy will be voted for an alternative Director nominee as determined by our Board.

None of the Director nominees was nominated pursuant to any arrangement or understanding. There are no family relationships among the Director nominees or the executive officers of Hanmi Financial. As of the date hereof, no Director nominee holds a directorship with another company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

The following tables set forth information with respect to the Director nominees.

Name and Position	Age	Principal Occupation for Past Five Years and 10 Year Legal Proceedings

I Joon Ahn, Director	74	Principal Occupation:	Retired; former President, Ace’s Fashion Company, a garment manufacturing company (1973 to 2001); Founder of Hanmi Bank and Hanmi Financial; former Chairman of our Boards, Hanmi Financial and Hanmi Bank; former member of the Korean American Chamber of Commerce; former member of the Southern California International Trade Federation; attended Dong A University in South Korea.

			Our Board believes that Mr. Ahn should serve as a Director because Mr. Ahn plays a critical role in connection with the Korean-American community. Mr. Ahn has founded and served on a number of important Korean-American organizations, including the Korean-American Garment Association, the Southern California Korean Federation, the Korean-American Chamber of Commerce, and the Southern California International Trade Federation. Furthermore, Mr. Ahn is a founding member of Hanmi Bank and Hanmi Financial.

		Director Since:	1982

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John A. Hall, Director	63	Principal Occupation:	Retired; former National Bank Examiner, Office of the Comptroller of the Currency (“OCC”), a division of the U.S. Treasury Department (1974 to 2005); received a Master of Business Administration from the University of Iowa.

			Our Board believes that Mr. Hall should serve as a Director because Mr. Hall’s experience as a bank regulatory examiner, both in credit and operations, is valuable to Hanmi Bank. In his role with the OCC, he served as an examiner in charge of various larger banking institutions and most recently served in the credit position for the Wells Fargo Large Bank Team. Our Board believes that Mr. Hall’s experience as a bank regulatory examiner has provided him with financial expertise that is valuable in his role as Audit Committee Chairman and assisting Hanmi Bank with complying with applicable regulations.

		Director Since:	2009

Paul Seon-Hong Kim, Director	69	Principal Occupation:	Retired; former President & Chief Executive Officer, Center Financial Corp/Center Bank, where he converted it to a NASDAQ listed company with a 13-fold increase in total market capitalization (1998 to 2007); former President & CEO, Uniti Financial/Uniti Bank (2008); served in various executive capacities, including as Chief Credit Officer and Chief Financial Officer, Hanmi Financial/Hanmi Bank (1986 to 1998); former Adjunctive Professor, Cal State University (2007, 2009); received a Master of Business Administration from the University of California, Berkeley.

			Our Board believes that Mr. Kim should serve as a Director because Mr. Kim’s many years of experience and long distinguished background in the banking industry has provided him with valuable financial expertise and a deep understanding of the Korean-American banking industry, which are important in formulating and carrying out Hanmi Bank’s tactical and strategic plans.

		Director Since:	2009

Chong Guk (C .G.) Kum, Director	59	Principal Occupation:	President and Chief Executive Officer, Hanmi Financial and Hanmi Bank (June 2013 to present); former President and Chief Executive Officer, First California Financial Group and its subsidiary First California Bank (September 1999 to May 2013); served on the boards of First California Financial Group and First California Bank; former president of the board of directors of Community Bankers of California and is currently member of the board of directors of California Bankers Association; has served on numerous boards of non- profit organizations including United Way and Boys Scouts of America of Ventura County; graduate of the University of California, Berkeley; Master of Business Administration from Pepperdine University.

			Our Board believes that Mr. Kum should serve as a Director because Mr. Kum brings to the board his extensive experience in the banking industry, his many successes in safely and profitably growing his organization, his business acumen and good relationship with investors and regulators. Additionally, our Board felt that it is important to have the Chief Executive Officer of Hanmi Financial serve as a director in order to effectively execute our Board’s direction.

		Director Since:	June 2013

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Joon Hyung Lee, Director	69	Principal Occupation:	Principal, Root-3 Corporation, a property management, real estate investment, and development company (1983 to present); former Chairman of our Boards, Hanmi Financial and Hanmi Bank; former President, Byucksan America, Inc. (1988 to 1999); received a Master of Business Administration from New York University.

			Our Board believes that Mr. Lee should serve as a Director because Mr. Lee’s knowledge of, and connections to, the real estate development and investment markets are important for Hanmi Bank and make him a valuable asset, particularly in the area of asset/liability management. In addition to his property management experience, Mr. Lee has a general contractor’s license, a real estate broker’s license, as well as, international trading experience. Mr. Lee’s long tenure with Hanmi Bank is also helpful in setting Hanmi Bank’s strategic direction.

		Director Since:	1989

William J. Stolte, Director	66	Principal Occupation:	Retired; former Senior Executive Vice President, Union Bank of California in San Francisco (2000 to 2008); former Director, Deloitte & Touche, LLP (1995 to 2000); former Partner, The Secura Group (1992 to 1995); served in various bank regulatory capacities, including Deputy Comptroller of the Currency, Chief National Bank Examiner, Deputy Director Multinational & Regional Bank Supervision, National Bank Examiner, Office of the Comptroller of the Currency (1968-1992); graduate of Saint Ambrose University.

			In nominating Mr. Stolte to serve as a Director, our Board considered Mr. Stolte’s banking experience as a senior bank executive, an examiner, as well as, a consultant to the banking industry, and his ability to assist our Board in setting and meeting Hanmi Bank’s strategic goals.

		Director Since:	2009

Joseph K. Rho, Chairman of our Board	72	Principal Occupation:	Retired; current and former Chairman of the Boards, Hanmi Financial and Hanmi Bank (2007-present; 1999-2002); J & S Investment (2002 to 2010); former Partner, Korea Plaza LP (1987 to 2002); former President and Owner of Joseph K. Rho Insurance Agency; graduate of Seoul National University in South Korea.

			In nominating Mr. Rho to serve as a Director and appointing him as Chairman of Hanmi Financial and Hanmi Bank, our Board considered, in particular, the importance of the Chairman’s role in ensuring the effective role and operation of our Board. Our Board believes that Mr. Rho is an effective coordinator of multiple Hanmi Bank constituencies, including its stockholders, customers, officers, employees, and regulators. In addition, our Board considered the critical role Mr. Rho played in assisting Hanmi Financial in raising capital twice during the past three years. Lastly, in appointing Mr. Rho as Chairman, our Board considered that Mr. Rho is the largest individual stockholder, and as such, can speak to building long-term stockholder value and provide valuable insight into the concerns of stockholders and investors.

		Director Since :	1984

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE SEVEN DIRECTOR NOMINEES

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CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Hanmi Financial is committed to sound corporate governance principles. These principles are essential to running Hanmi Financial’s business efficiently and to maintaining Hanmi Financial’s integrity in the marketplace. Hanmi Financial has adopted formal Corporate Governance Guidelines to explain Hanmi Financial’s corporate governance principles to investors. Hanmi Financial has adopted a Code of Business Conduct and Ethics for employees and officers as well as for Directors. These Corporate Governance Guidelines, as well as Hanmi Financial’s Codes of Business Conduct and Ethics and other governance matters of interest to investors, are available through Hanmi Financial’s website at www.hanmi.com by clicking on “Investor Relations” and then “Corporate Overview” and then “Governance Documents.”

Our Board and Its Committees

During the fiscal year ended December 31, 2012, our Board held 14 Board meetings. No Director attended fewer than 94% of the aggregate number of meetings of our Board and the committees on which he served. Hanmi Financial’s policy is to encourage all Directors to attend all Annual and Special Meetings of Stockholders. Hanmi Financial’s 2012 Annual Meeting of Stockholders was attended by all Directors.

Our Board has a process for stockholders to send communications to Directors. Hanmi Financial’s stockholders and interested parties may send communications to our Board by writing to our Board at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Board of Directors. All such communications will be relayed directly to our Board. Any interested party wishing to communicate directly with Hanmi Financial’s independent Directors regarding any matter may send such communication in writing to Hanmi Financial’s independent Directors at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Chairman of the Board. Any interested party wishing to communicate directly with the Audit Committee regarding any matter, including any accounting, internal accounting controls, or auditing matter, may submit such communication in writing to Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Chairman of the Audit Committee.

Any of the submissions may be anonymous and/or confidential. Confidentiality is a priority, and all reports will be treated confidentially to the fullest extent possible. Stockholders may communicate to our Board on an anonymous basis and submissions of complaints or concerns will not be traced. For submissions that are not anonymous, the sender may be contacted in order to confirm information or to obtain additional information.

Our Board has three standing committees: the Audit Committee; the Nominating and Corporate Governance and Compensation Committee; and the Planning Committee. Each committee is governed by a charter, each of which is available through Hanmi Financial’s website at www.hanmi.com by clicking on “Investor Relations” and then “Corporate Overview” and then “Governance Documents.”

Audit Committee

The Audit Committee appoints an independent registered public accounting firm to conduct the annual audit of Hanmi Financial’s books and records. The Audit Committee also reviews with such accounting firm the scope and results of the annual audit, the performance by such accounting firm of professional services in addition to those related to the annual audit, and the adequacy of Hanmi Financial’s internal controls. The current members of Hanmi Financial’s Audit Committee are John A. Hall, Paul Seon-Hong Kim, Joon Hyung Lee, Joseph K. Rho and William J. Stolte, with Mr. Hall serving as its Chairman. Each member is an outside (or non-employee) Director and meets the independence requirements of the Securities and Exchange Commission (“SEC”) and The NASDAQ Stock Market, Inc. (“NASDAQ”). Mr. Hall and Mr. Kim are “audit committee financial experts” within the meaning of the current rules of the SEC. The Audit Committee held 14 meetings during the fiscal year ended December 31, 2012. See “Report of the Audit Committee of the Board of Directors.”

Nominating and Corporate Governance and Compensation Committee

The Nominating and Corporate Governance and Compensation (“NCGC”) Committee assists our Board as follows: identifies individuals qualified to become Directors; recommends to our Board the Director nominees for our Board and its committees for the next Annual Meeting of Stockholders; develops, recommends, and implements a set of corporate governance principles applicable to Hanmi Financial; and monitors the process to determine the effectiveness of our Board and its committees.

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The members of the NCGC Committee are Paul Seon-Hong Kim, I Joon Ahn, John Hall, Joon Hyung Lee, and Joseph K. Rho, with Mr. Kim serving as its Chairman. Each member is an outside (or non-employee) Director and meets the independence requirements of the SEC and NASDAQ. The NCGC Committee held 11 meetings during the fiscal year ended December 31, 2012. See “NCGC Committee Report” in this Proxy Statement.

The NCGC Committee believes that our Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to Hanmi Financial’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of our Board and the evolving needs of Hanmi Financial’s business.

The NCGC Committee seeks directors with strong reputations and experience in areas relevant to the strategy and operations of Hanmi Financial’s business, particularly industries and growth segments that Hanmi Financial serves, such as the banking and financial services industry, as well as key geographic markets where Hanmi Financial operates. Each of Hanmi Financial’s current Directors holds or has held senior executive positions in large, complex organizations and has operating experience that meets this objective. In those positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development.

The NCGC Committee also believes that each of the current Directors has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to service on our Board.

The NCGC Committee annually reviews the individual skills and characteristics of the Directors, as well as the composition of our Board as a whole. This assessment includes a consideration of independence, diversity, age, skills, expertise, time availability, and industry background in the context of the needs of our Board and Hanmi Financial. Although Hanmi Financial has no policy regarding diversity, the NCGC Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of its Directors and prospective nominees to our Board.

Recommendations by any stockholder for Director nominees must be submitted in writing to the Chairman of the NCGC Committee at Hanmi Financial’s principal executive offices, no later than the last business day of January of the year that Hanmi Financial’s next Annual Meeting of Stockholders will be held, to be considered at such Annual Meeting of Stockholders. Stockholders shall include in such recommendation:

•	The name, age, and address of each proposed nominee;

•	The principal occupation of each proposed nominee;

•	The number of shares of voting stock of Hanmi Financial owned by each proposed nominee;

•	The name and address of the nominating stockholder;

•	The number of shares of voting stock of Hanmi Financial owned by the nominating stockholder; and

•	A letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for our Board and will serve as a Director if elected.

In addition, each recommendation must set forth, in detail, the reasons why the nominating stockholder believes the proposed nominee meets the following general qualifications, which are the same qualifications used by the NCGC Committee in evaluating nominees:

•	Nominees must possess high personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of Hanmi Financial’s stockholders;

•	Nominees must have an inquisitive and objective perspective, practical wisdom, and mature judgment;

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•	Nominees must possess a broad range of skills, expertise, industry knowledge, and contacts useful to Hanmi Financial’s business;

•	Nominees must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on our Board for an extended period of time;

•	Pursuant to the Corporate Governance Guidelines, nominees, once elected, should not serve on the boards of directors of more than two other public companies and, unless granted an exception by our Board, nominees cannot serve simultaneously as a Director of Hanmi Financial and as a director or officer of any other depository organization other than a subsidiary bank of Hanmi Financial; and

•	Pursuant to the Corporate Governance Guidelines, nominees are encouraged to own shares of common stock of Hanmi Financial at a level that demonstrates a meaningful commitment to Hanmi Financial and Hanmi Bank, and to better align the nominee’s interests with the stockholders of Hanmi Financial.

In identifying and evaluating Director candidates, the NCGC Committee will solicit and receive recommendations, and review qualifications of potential Director candidates. The NCGC Committee also may use search firms to identify Director candidates. To enable the NCGC Committee to effectively evaluate Director candidates, the NCGC Committee also may conduct appropriate inquiries into the backgrounds and qualifications of Director candidates, including reference checks. As stated above, the NCGC Committee will consider Director candidates recommended by stockholders utilizing the same criteria as candidates identified by the NCGC Committee.

Additionally, the NCGC Committee is responsible for determining the compensation of all of Hanmi Financial’s executive officers, including Hanmi Financial’s Chief Executive Officer, as well as administering Hanmi Financial’s compensation plans. The NCGC Committee has the authority to delegate such decisions to subcommittees of the NCGC Committee. The NCGC Committee also is authorized to retain outside consultants to assist it in determining executive officer compensation.

Planning Committee

The Planning Committee recommends planning policy, new lines of business, capital and financial plans, and dividend plans to our Board, and monitors Hanmi Financial’s planning activities and Hanmi Financial’s performance against its plans and budget. During 2012, the members of the Planning Committee were William J. Stolte, I Joon Ahn, Paul Seon-Hong Kim, Joseph K. Rho, and Jay S. Yoo, with Mr. Stolte serving as its Chairman. Except for Mr. Yoo, each member is an outside (or non-employee) Director and meets the independence requirements of the SEC and NASDAQ. The Planning Committee held nine meetings during the fiscal year ended December 31, 2012.

Leadership Structure

Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as our Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of our Board at any given time. Our Board has determined that having an independent director serve as Chairman of the Board is in the best interest of the Company’s stockholders at this time. This structure ensures a greater role for the independent Directors in the oversight of the Company and active participation of the independent Directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.

Risk Oversight

The Company has a risk management program overseen by Jean Lim, the Chief Risk Officer of Hanmi Bank, who reports directly to Hanmi Bank’s Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized task is referred to a Board committee or our full Board for oversight. For example, strategic risks are referred to our full Board while financial risks are referred to the Audit Committee. Our Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each, and annually reviews the Company’s risk management program as a whole. Also, the NCGC Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking.

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Director Compensation

The following table sets forth certain information regarding compensation paid to persons who served as outside (or non-employee) Directors of Hanmi Financial for the fiscal year ended December 31, 2012:

DIRECTOR COMPENSATION
					Change in
					Pension
					Value and
	Fees				Non-Qualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation
Name	(1) (2)	(3) (4) (6)	(3) (5) (12)	($)	($)	(1)		Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)
I Joon Ahn	$67,200	$-	$43,200	$3,750	$-	$16,054	(6)	$130,204
John A. Hall	$74,400	$-	$43,200	$4,000	$-	$100	(7)	$121,700
Paul Seon-Hong Kim	$69,400	$-	$43,200	$3,750	$-	$16,082	(8)	$132,432
Joon Hyung Lee	$76,000	$-	$43,200	$4,500	$-	$16,062	(9)	$139,762
Joseph K. Rho	$134,050	$-	$81,000	$7,000	$-	$19,931	(10)	$241,981
William J. Stolte	$69,500	$-	$43,200	$4,500	$-	$8,252	(11)	$125,452

(1)	All cash compensation and perquisites paid to Directors are paid by Hanmi Bank, which is then reimbursed by Hanmi Financial.
(2)	Each Director who is not an employee of Hanmi Financial (an outside Director) is paid a monthly retainer fee of $3,000 and $1,000 for attendance at Board meetings ($500 for telephonic attendance at Board meetings). In addition, the Chairman of the Board receives an additional $3,000 each month. The Audit Committee Chairman receives an additional $1,000 each month, and the Loan Committee Chairman receives an additional $1,500 each month. The chairmen of the remaining committees receive an additional $750 each month, and committee members receive an additional $200 each for attending committee meetings ($100 each for telephonic attendance at committee meetings). In addition, each Director who is not an employee of Hanmi Financial (an outside Director) is paid $100 per hour for time spent above and beyond attendance at Board and committee meetings for special Company business, e.g., meetings with regulators and stockholders.
(3)	All equity awards are made by Hanmi Financial, are for shares of Hanmi Financial’s common stock, and are made pursuant to the 2007 Plan.
(4)	Pursuant to new SEC regulations regarding the valuation of equity awards, amounts in column (c) represent the applicable full grant date fair values of stock awards in accordance with FASB ASC Topic 718, excluding the effect for forfeitures. For further information, see Note 12 to Hanmi Financial’s audited financial statements for the year ended December 31, 2012 included in Hanmi Financial’s Annual Report on Form 10-K filed with the SEC on March 15, 2013.
(5)	Pursuant to new SEC regulations regarding the valuation of equity awards, amounts in column (d) represent the applicable full grant date fair values of option awards in accordance with FASB ASC Topic 718, excluding the effect for forfeitures. For further information, see Note 12 to Hanmi Financial’s audited financial statements for the year ended December 31, 2012 included in Hanmi Financial’s Annual Report on Form 10-K filed with the SEC on March 15, 2013.
(6)	Amount consists of: (a) health insurance premiums of $15,825; (b) life insurance premiums of $129; (c) a Holiday gift card of $100.
(7)	Amount consists of a Holiday gift card of $100.
(8)	Amount consists of: (a) health insurance premiums of $15,825; (b) life insurance premiums of $157; (c) a Holiday gift card of $100.
(9)	Amount consists of; (a) health insurance premiums of $15,825; (b) life insurance premiums of $137; (c) a Holiday gift card of $100.
(10)	Amount consists of; (a) health insurance premiums of $15,791; (b) life insurance premiums of $129; (c) club membership of $3,912; (d) a Holiday gift card of $100
(11)	Amount consists of; (a) health insurance premiums of $8,035; (b) life insurance premiums of $117; (c) a Holiday gift card of $100.
(12)	See “—Outstanding Equity Awards at Fiscal Year-End” below for information regarding Hanmi Financial’s Directors unexercised stock options as of December 31, 2012.

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Outstanding Equity Awards at Fiscal Year-End

The following table shows information as of December 31, 2012 for Hanmi Financial’s Directors concerning unexercised stock options:

	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised		Option	Option
	Options (#)		Options (#)		Exercise	Expiration
Name	Exercisable		Unexercisable		Price ($)	Date

I Joon Ahn	3,000	(a)	-		$173.04	11/15/2016
	1,500	(b)	1,000	(b)	$10.80	04/08/2019
	2,000	(d)	6,000	(d)	$12.54	12/22/2022

John A. Hall	1,500	(b)	1,000	(b)	$10.80	04/08/2019
	2,000	(d)	6,000	(d)	$12.54	12/22/2022

Paul Seon-Hong Kim	1,500	(b)	1,000	(b)	$10.80	04/08/2019
	2,000	(d)	6,000	(d)	$12.54	12/22/2022

Joon Hyung Lee	3,000	(a)	-		$173.04	11/15/2016
	1,000	(b)	1,000	(b)	$10.80	04/08/2019
	2,000	(d)	6,000	(d)	$12.54	12/22/2022

Joseph K. Rho	3,000	(a)	-		$173.04	11/15/2016
	1,500	(b)	1,000	(b)	$10.80	04/08/2019
	3,750	(e)	11,250	(e)	$12.54	12/22/2022

William J. Stolte	1,500	(c)	1,000	(c)	$12.56	04/22/2019
	2,000	(d)	6,000	(d)	$12.54	12/22/2022

(a)	On November 15, 2006, pursuant to the 2000 Plan, 8,000 stock options were granted to each Director with vesting as follows: 33.33% to vest on November 15, 2007 and 33.33% on each of the next two anniversary dates.
(b)	On April 8, 2009, pursuant to the 2007 Plan, 2,500 stock options were granted to each Director with vesting as follows: 20% to vest on April 8, 2010 and 20% on each of the next four anniversary dates.
(c)	On April 22, 2009, pursuant to the 2007 Plan, 2,500 stock options were granted to Mr. Stolte with vesting as follows: 20% to vest on April 22, 2010 and 20% on each of the next four anniversary dates.
(d)	On December 12, 2012, pursuant to the 2007 Plan, 8,000 stock options were granted to each Director (except to Mr. Rho, the Chairman of the Board) with vesting as follows: 25% to vest immediately and 25% on each of the next three anniversary dates.
(e)	On December 12, 2012, pursuant to the 2007 Plan, 15,000 stock options were granted to Mr. Rho, the Chairman of the Board, with vesting as follows: 25% to vest immediately and 25% on each of the next three anniversary dates.

NCGC Committee Interlocks and Insider Participation

Paul Seon-Hong Kim, I Joon Ahn, John Hall, Joon H. Lee, and Joseph K. Rho served as members of the NCGC Committee during the last completed fiscal year. No member of the NCGC Committee was an officer or employee of Hanmi Financial or Hanmi Bank during the fiscal year ended December 31, 2012. No member of the NCGC Committee is or was on the compensation committee of any other entity whose officers served either on our Board or on the NCGC Committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Board maintains an Audit Committee composed of a minimum of three (3) outside (or non-employee) Directors. Currently, the Audit Committee consists of five (5) outside Directors. Our Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies Rule 5605(c)(2)(A) of NASDAQ, which governs audit committee composition, because all Audit Committee members are “independent directors.”

The primary responsibility of the Audit Committee is to assist our Board in fulfilling its responsibility to oversee management’s conduct of Hanmi Financial’s financial reporting process, including: overseeing the integrity of the financial reports and other financial information provided to governmental or regulatory bodies (such as the SEC), the public, and other users thereof; Hanmi Financial’s systems of internal accounting and financial controls; and the annual independent audit of Hanmi Financial’s financial statements.

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm, or the independent auditor, appointed by the Audit Committee is responsible for auditing the financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the 2012 audited financial statements with management and the independent auditor. The Audit Committee discussed with the independent auditor the matters required to be discussed in accordance with Statement of Auditing Standards No. 114 (as amended by AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T regarding “Communication with Audit Committees.” This included a discussion of the independent auditor’s judgments as to the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the disclosures in the financial statements, and any other matters that are required to be discussed with the Audit Committee under PCAOB standards. In addition, the Audit Committee received from the independent auditor written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence.

In addition, in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations, management assessed the effectiveness of Hanmi Financial’s internal control over financial reporting as of December 31, 2012. Management based this assessment on criteria for effective internal control over financial reporting described in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Management’s assessment included an evaluation of the design of Hanmi Financial’s internal control over financial reporting and testing of the operational effectiveness of its internal control over financial reporting. At the conclusion of management’s assessment, the Audit Committee reviewed a report submitted by management on the effectiveness of Hanmi Financial’s internal control over financial reporting.

The Audit Committee discussed with Hanmi Financial’s independent auditor the overall scope and plans for its audits. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of its audits and its evaluations of Hanmi Financial’s internal controls and the overall quality of Hanmi Financial’s financial reporting. The Audit Committee also discussed the independence of the independent auditor and concluded that its services provided to Hanmi Financial, including its tax and non-audit related work, were compatible with maintaining its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements be included in Hanmi Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

THE AUDIT COMMITTEE

John A. Hall (Chairman)
Paul Seon-Hong Kim
Joon Hyung Lee
Joseph K. Rho
William J. Stolte

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EXECUTIVE COMPENSATION

Named Executive Officers

The following tables set forth information with respect to the named executive officers of Hanmi Financial (our “Named Executive Officers”).

Name and Position	Age	Principal Occupation for Past Five Years and 10 Year Legal Proceedings

Chong Guk (C. G.) Kum,	58	Current Position:	President and Chief Executive Officer, Hanmi Financial and Hanmi Bank (June 2013 to present)
President and
Chief Executive Officer		Previous Positions:	President, and Chief Executive Officer, First California Financial Group, Inc. and its subsidiary First California Bank (September 1999 to May 2013)

Shick (Mark) Yoon,	45	Current Position:	Senior Vice President and Chief Financial Officer, Hanmi Financial and Hanmi Bank (April 2013 to present)
Senior Vice President and
Chief Financial Officer		Previous Positions:	Senior Vice President and Interim Chief Financial Officer, Hanmi Financial and Hanmi Bank (November 2012 to April 2013)

			Senior Vice President and Chief Strategy Officer, Hanmi Bank (October 2011 to April 2013)

			Senior Vice President and Deputy Chief Financial Officer, Hanmi Bank (April 2011 to October 2011)

			Senior Vice President, Treasurer and Senior Strategy Officer, Hanmi Bank (September 2008 to April 2011)

			First Vice President and Controller, First Standard Bank (January 2008 to July 2008)

Jung Hak Son,	54	Current Position:	Executive Vice President and Chief Credit Officer, Hanmi Bank (October 2009 to present)
Executive Vice President
and Chief Credit Officer
		Previous Positions:	Senior Vice President and District Leader of various districts, Hanmi Bank (2006 – 2009)

Jay S. Yoo,	66	Current Position:	N/A
Former President and
Chief Executive Officer		Previous Positions:	President and Chief Executive Officer, Hanmi Financial and Hanmi Bank (June 2008 to June 2013)

			Chairman, President, and Chief Executive Officer, Woori America Bank, a subsidiary of Woori Bank (2001 to 2007)

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Name and Position	Age	Principal Occupation for Past Five Years and 10 Year Legal Proceedings

Lonny D. Robinson,	55	Current Position:	N/A
Former Executive Vice President and Chief Financial Officer
		Previous Positions:	Executive Vice President and Chief Financial Officer, Hanmi Financial and Hanmi Bank (October 2011 to November 2012)

			Executive Vice President and Chief Financial Officer, Opportunity Bancshares (September 2010 to October 2011)

			Executive Vice President and Chief Financial Officer, Western Community Bancshares (June 2010 to September 2010)

			Executive Vice President and Chief Financial Officer, Center Financial Corporation (April 2007 to May 2010)

The current President and Chief Executive Officer of Hanmi Financial and Hanmi Bank, Chong Guk (C. G.) Kum, was appointed by our Board effective June 12, 2013. The current Chief Financial Officer of Hanmi Financial and Hanmi Bank, Shick (Mark) Yoon, was appointed by our Board as interim Chief Financial Officer effective November 13, 2012, and was appointed by our Board as permanent Chief Financial Officer effective April 11, 2013.

The former President and Chief Executive Officer of Hanmi Financial and Hanmi Bank, Jay S. Yoo, resigned effective June 11, 2013. The former Executive Vice President and Chief Financial Officer of Hanmi Financial and Hanmi Bank, Lonny D. Robinson, resigned effective November 13, 2012.

None of the Named Executive Officers was hired pursuant to any arrangement or understanding. There are no family relationships among the Directors or the Named Executive Officers.

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy, methodologies and our current practices with respect to the remuneration programs for our Named Executive Officers. The compensation programs of our Named Executive Officers are established, evaluated and maintained by the NCGC Committee of Hanmi Financial’s Board of Directors. The NCGC Committee is comprised entirely of outside Directors that satisfy the NASDAQ listing requirements and relevant Internal Revenue Code and SEC regulations on independence.

Compensation Philosophy and Objectives

The compensation programs provided to our Named Executive Officers are designed to attract and retain high caliber banking executives, and to appropriately reward them for their achievement of business objectives that further the success of Hanmi Financial. Another objective is to encourage continued performance by offering long-term incentives, such as stock options, that align executive and stockholders’ interest. In the end, the overriding goal is to maximize stockholder value.

Methodology for Establishing Compensation

To assist the NCGC Committee in its administration of the compensation programs for our Named Executive Officers, the Human Resources Department of Hanmi Financial gathers data from competing financial institutions. The compensation data is obtained from both proxy statements of publicly traded banks and from salary survey data provided by the California Department of Financial Institutions. In addition to the market data, the NCGC Committee also reviews and considers the recommendations from our Chief Executive Officer with respect to our Named Executive Officers other than our Chief Executive Officer.

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In establishing the target compensation levels and pay mix for our Named Executive Officers, the NCGC Committee periodically reviews publicly disclosed compensation data of California banks with total assets ranging between $1.0 and $7.0 billion (the “Peer Group”), including:

Total Assets At December 31, 2012 (in billions)
CVB Financial Corporation	$6.4
BBCN Bancorp, Inc.	$5.6
Westamerica Bancorporation	$5.0
Wilshire Bancorp Inc.	$2.8
First California Bank	$1.9
Pacific Mercantile Bancorp	$1.1

The Per Group was selected to include banks comparable in size and those that the Hanmi Financial competes with in the market for executive talent, including two banks that are direct competitors in the Los Angeles Korean-American community. The survey data was used by the NCGC Committee as a second point of reference in determining the appropriate levels of compensation and pay mix for our Named Executive Officers.

Although the decisions regarding the compensation levels are guided by the information provided from the Peer Group and survey data, the NCGC Committee also takes into account the prevailing economic environment and the current financial condition of Hanmi Financial. The objective of the NCGC Committee is to establish compensation programs that are motivating but affordable, with the purpose of aligning the interests of our Named Executive Officers with those of our stockholders.

Elements of the Compensation Program

The following describes the various components of the compensation mix that Hanmi Financial provides to our Named Executive Officers, the objectives of each pay component and how each component is used to create a total competitive compensation package.

The NCGC Committee provides our Named Executive Officers with a compensation package that includes annual base salary, short-term cash incentive compensation, long-term incentive awards, executive perquisites and a broad-based benefits program.

Annual Base Salary

Annual base salaries are the fixed portion of our Named Executive Officers’ cash compensation and are intended to reward the day-to-day aspects of their roles and responsibilities. Our Named Executive Officers’ annual salaries were set at the time they first joined the bank. The initial salaries were established by taking into account several factors including, but not limited to, the executive’s experience, responsibilities, management abilities and job performance. Hanmi Financial targets base salaries for its Named Executive Officers at market median. The NCGC Committee believes that the fiscal year 2012 base salaries of Hanmi Financial’s Named Executive Officers are competitive with companies of similar size. Pay adjustments, if any, are generally made annually, after reviewing overall company performance, individual performance and the affordability of the increase. For fiscal year 2012, there were minimal salary adjustments for our Named Executive Officers. Our President and Chief Executive Officer is the only Named Executive Officer who has an Employment Agreement with Hanmi Financial. All other Named Executive Officers are employed at will.

Short-Term Cash Incentive Compensation

In accordance with Hanmi Financial’s compensation philosophy, a significant portion of the compensation of our Named Executive Officers is performance-based. For each Named Executive Officer, target bonuses are stated as a percentage of annual base salary. The annual bonus payable to our President and Chief Executive Officer is capped at 100% of his annual base salary. The annual bonuses payable to the other Named Executive Officers’ are capped at 50% of their respective annual base salary.

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Generally, the NCGC Committee reviews performance against pre-established financial and non-financial goals on an annual basis to determine the short-term cash incentive compensation of our Named Executive Officers. In 2012, there were no formal financial performance measures set to calculate short-term bonuses. Payment of short-term cash incentives are solely at the discretion of the NCGC Committee based on the overall financial performance of the organization.

Long-Term Incentive Awards

Long-term incentive awards, such as stock options and restricted stock, are the third key component of our Named Executive Officers’ total compensation. The members of the NCGC Committee believe that employee stock ownership is a significant incentive for our Named Executive Officers to build stockholder wealth, and thereby aligning the interests of employees and stockholders. The members of the NCGC Committee also believe that equity-based compensation complements the short-term cash incentive compensation by forcing executives to recognize the impact their short-term decisions might have on long-term outcomes. This compensation approach limits an executive’s ability to reap short-term gains at the expense of Hanmi Financial’s long-term success. This is also an important tool in retaining Named Executive Officers, particularly through less rewarding years.

Long-term incentive awards were granted to our Named Executive Officers pursuant to the Hanmi Financial Corporation 2007 Equity Compensation Plan, as may be amended from time to time (the “2007 Plan”). On July 24, 2013, our Board adopted the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan (the “2013 Plan”) and recommended that it be submitted to the Company’s stockholders for their approval at the Annual Meeting. Subject to stockholder approval of the 2013 Plan, long-term incentive awards will be granted to our Named Executive Officers pursuant to the 2013 Plan, as may be amended from time to time. The NCGC Committee has not established grant guidelines; rather, the size, timing, and other material terms of the long-term incentive awards for our Named Executive Officers are made at the discretion of the NCGC Committee. Factors considered by the NCGC Committee include awards to industry peers and each executive’s previous grant history. Stock options and restricted stock grants awarded are included in the Summary Compensation Table.

The NCGC Committee approved all awards under the 2007 Plan and acted as the administrator of the 2007 Plan, and, subject to stockholder approval of the 2013 Plan at the Annual Meeting, will approve all awards under the 2013 Plan and will act as the administrator of the 2013 Plan. On December 12, 2012, the NCGC Committee approved stock option grants under the 2007 Plan to the directors, management and officers of Hanmi bank from Vice President level and up. In connection with the appointment of Chong Guk (C. G.) Kum as our President and Chief Executive Officer, the NCGC Committee approved grants of a stock option and restricted shares of common stock under the 2013 Plan to Mr. Kum, subject to stockholder approval of the 2013 Plan at the Annual Meeting. For more information regarding the equity awards to Mr. Kum, please see the “—Named Executive Officers’ Compensation—Compensation for President and Chief Executive Officer, Chong Guk (C. G.) Kum” section below.

Executive Perquisites

Our Named Executive Officers and other senior management employees receive the following benefits in addition to their other compensation: gasoline card; cellular phone allowance; and automobile allowance. Our President and Chief Executive Officer, Chong Guk (C. G.) Kum, also receives a membership in a golf country club. These additional benefits of our Named Executive Officers are detailed under the “—Named Executive Officers’ Compensation” section and in the Summary Compensation Table below.

Broad-Based Benefits Programs

Our Named Executive Officers participate in the benefit programs that are available to all full-time employees. These benefits include health, dental, vision, and life insurance, short-term and long-term disability insurance, healthcare reimbursement accounts, paid vacation, and contributions to a 401(k) profit sharing retirement plan.

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Severance Arrangements

The Employment Agreement of our President and Chief Executive Officer, Chong Guk (C. G.) Kum, contains provisions for severance arrangements in case of the involuntary termination of his employment by Hanmi Financial and Hanmi Bank without cause. In the event Mr. Kum’s employment is terminated by Hanmi Financial and Hanmi Bank without cause, then, subject to his execution of an effective general release of claims, Mr. Kum is entitled to receive (i) continuation of his then annual base salary for one year, (ii) the pro-rated portion of his bonus for the prior year based on the number of days worked during the year of termination, (iii) any accrued and/or unpaid salary, unused vacation, expense reimbursements, and other benefits to which he is entitled, and (iv) reimbursement of health insurance premiums, subject to certain limitations. In addition, all outstanding and then unvested stock options, restricted stock and other equity awards granted to Mr. Kum under any of the Company’s equity incentive plans will be deemed to have vested as if Mr. Kum’s employment has continued for one year following his actual termination date. Furthermore, if within 18 months following a change in control (as defined in Mr. Kum’s Employment Agreement) of the Company, if Hanmi Financial and Hanmi Bank terminates Mr. Kum’s employment without cause or he terminates his employment for good reason (as defined in the Employment Agreement), then, subject to his execution of an effective general release of claims and certain limitations, Mr. Kum is entitled to receive (a) any accrued and/or unpaid salary, unused vacation, expense reimbursements, and other benefits to which he is entitled, and (b) two times the sum of (1) his then current annual base salary and (2) the then maximum annual bonus amount. And in the event of any change in control of the Company, all of Mr. Kum’s equity awards will fully and automatically vest. The other Named Executive Officers do not have any such severance arrangements.

Compensation Policy Risk Assessment

The NCGC Committee reviews the compensation of our Named Executive Officers, as well as the overall compensation practices for the organization. Any performance incentive programs, awarding of bonus payments, and the budgeting for annual salary adjustments are reviewed and approved by the NCGC Committee before being presented to our full Board for ratification. An important aspect of the review is an assessment of whether the programs in any way encourage our Named Executive Officers or any other employee of Hanmi Financial to take unacceptable risk, in the short or long term.

Named Executive Officers’ Compensation

Our Chief Executive Officer meets with the NCGC Committee to review our Chief Executive Officer’s compensation recommendation for the other Named Executive Officers.

Compensation for, and Employment Agreement of, President and Chief Executive Officer, Chong Guk (C. G.) Kum

Chong Guk (C. G.) Kum joined Hanmi Financial and Hanmi Bank as our President and Chief Executive Officer effective June 12, 2013.

Term

His Employment Agreement, dated as of May 24, 2013, has a four-year term, which expires on the earlier of (i) June 12, 2017 or (ii) the effective date of termination of his employment pursuant to the terms of his Employment Agreement.

Compensation

His Employment Agreement provides for an annual base salary of $450,000, which may be increased, but not decreased, in the sole discretion of the NCGC Committee, and under the terms of his Employment Agreement, Mr. Kum is eligible to receive an annual bonus capped at 100% of his annual base salary. Mr. Kum’s annual bonus, which is to be paid in cash, is generally dependent on the attainment of certain financial goals set by the NCGC Committee. In addition, under Mr. Kum’s Employment Agreement, he is entitled to the use of a company car, a bank issued cellular telephone, membership in a golf country club, and payment of reasonable business related expenses.

Equity Awards

His Employment Agreement also provides for the granting of a stock option to purchase 180,000 shares of Hanmi Financial common stock under the 2013 Plan, subject to stockholder approval of the 2013 Plan at the Annual Meeting. The stock option will be subject to the terms and conditions set forth in the 2013 Plan, and will vest ratably in equal installments over three years, subject to Mr. Kum continuing employment with the Company. Mr. Kum’s Employment Agreement also provides for the granting of 30,000 restricted shares of Hanmi Financial common stock under the 2013 Plan, subject to stockholder approval of the 2013 Plan at the Annual Meeting. The restricted shares will be subject to the terms and conditions set forth in the 2013 Plan, and will vest ratably in equal installments over three years, subject to Mr. Kum continuing employment with the Company.

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Termination Without Cause

Pursuant to the terms of Mr. Kum’s Employment Agreement, if Mr. Kum’s employment is terminated by Hanmi Financial and Hanmi Bank without cause (as defined in the Employment Agreement), then, subject to his execution of an effective general release of claims, Mr. Kum is entitled to receive (i) continuation of his then annual base salary for one year, (ii) the pro-rated portion of his bonus for the prior year based on the number of days worked during the year of termination, (iii) any accrued and/or unpaid salary, unused vacation, expense reimbursements, and other benefits to which he is entitled, and (iv) reimbursement of health insurance premiums, subject to certain limitations. In addition, all outstanding and then unvested stock options, restricted stock and other equity awards granted to Mr. Kum under any of the Company’s equity incentive plans will be deemed to have vested as if Mr. Kum’s employment has continued for one year following his actual termination date.

Termination Following a Change in Control

If within 18 months following a change in control (as defined in Mr. Kum’s Employment Agreement) of the Company, if Hanmi Financial and Hanmi Bank terminates Mr. Kum’s employment without cause or he terminates his employment for good reason (as defined in the Employment Agreement), then, subject to his execution of an effective general release of claims and certain limitations, Mr. Kum is entitled to receive (i) any accrued and/or unpaid salary, unused vacation, expense reimbursements, and other benefits to which he is entitled, and (ii) two times the sum of (a) his then current annual base salary and (b) the then maximum annual bonus amount. In addition, in the event of any change in control of the Company, all of Mr. Kum’s equity awards will fully and automatically vest.

Compensation for Chief Financial Officer, Shick (Mark) Yoon

Mr. Shick (Mark) Yoon, Senior Vice President & Chief Financial Officer joined the organization in September 2008. He does not have an employment agreement and his employment is at-will. His annual base salary was adjusted to $180,000 when he was appointed as interim Chief Financial Officer in November 2012, and when he subsequently was appointed as permanent Chief Financial Officer in April 2013, his annual base salary was adjusted to $200,000. He is also eligible to receive incentive cash compensation of up to 50% of his annual base salary. Any annual bonus payable to Mr. Yoon is dependent on the bank’s performance and his individual performance, and is at the sole discretion of the NCGC Committee. In December 2012, he received a $15,000 cash bonus.

In 2012, he received a base salary of $165,423 as well as an auto allowance of $700 per month, a cell phone allowance of $100 per month, a gas card, and other general benefits afforded to all employees. On December 12, 2012, the NCGC Committee awarded Mr. Yoon an option to purchase 5,500 shares of the common stock of Hanmi Financial under the 2007 Plan. 25% of the option vested immediately and an additional 25% will vest on the anniversary date for the next three years.

Compensation for Chief Credit Officer, Jung Hak Son

Mr. Jung Hak Son, Executive Vice President and Chief Credit Officer since December 2009, also does not have an employment agreement and his employment is at-will. In 2012, he received an annual base salary of $226,892, as well as an auto allowance of $700 per month, a cell phone allowance of $100 per month, a gas card, and other general benefits afforded to all employees. He is also eligible to receive incentive cash compensation of up to 50% of his annual base salary. Any annual bonus payable to Mr. Son is dependent on the bank’s performance and his individual performance, and is at the sole discretion of the NCGC Committee. In December 2012, he received a $19,000 cash bonus.

On December 12, 2012, the NCGC Committee awarded Mr. Son an option to purchase 6,000 shares of the common stock of Hanmi Financial under the 2007 Plan. 25% of the option vested immediately and an additional 25% will vest on the anniversary date for the next three years.

Compensation for Former Chief Executive Officer, Jay S. Yoo

Jay S. Yoo, our former President and Chief Executive Officer joined the organization in June 2008 and resigned in June 2013. His Employment Agreement, as amended by an Amendment to Employment Agreement, dated as of February 23, 2011, provided for an annual base salary of $370,000 and a target bonus of up to 75% of his annual base salary. Mr. Yoo’s annual bonus, which was paid in cash, was generally dependent on the attainment of certain financial goals set by the NCGC Committee. The financial goals for bonus calculations were not set in 2012. Instead, in December 2012, the performance of Hanmi Bank as a whole was evaluated and our Board awarded a cash bonus of $30,800 to Mr. Yoo.

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In addition, under Mr. Yoo’s Employment Agreement, as amended, he was entitled to the use of a company car, a bank issued cellular telephone, membership in a golf country club, and payment of reasonable business related expenses. The Amendment to his Employment Agreement also provided for the granting of an option to purchase 18,750 shares of Hanmi Financial stock. The terms of the stock options are subject to the terms and conditions set forth in the 2007 Plan. The options vested in equal installments over three years starting one year after the date of the grant. The Amendment to Mr. Yoo’s Employment Agreement also provided for the issuance of 7,500 shares of restricted stock. The terms of the restricted stock are subject to the terms and conditions set forth in the 2007 Plan. This restricted stock vested in equal installments over three years starting one year after the issuance date. The first two vestings occurred in June 2011 and June 2012 and are detailed in the compensation table included in this report.

On December 12, 2012, the NCGC Committee awarded 7,000 stock options to Mr. Yoo under the 2007 Plan. 25% of the stock option vested immediately and an additional 25% will vest on the anniversary date for the next three years. Upon Mr. Yoo’s resignation, all unvested stock options were accelerated.

Upon Mr. Yoo’s resignation, he is not entitled to any severance payments under his Employment Agreement.

Compensation for Former Chief Financial Officer, Lonny D. Robinson

Lonny D. Robinson, our former Executive Vice President & Chief Financial Officer joined the organization in October 2011 and resigned in November 2012. He did not have an employment agreement and his employment was at-will. Per his employment letter executed on September 13, 2011, his annual base salary was $230,000 and he was eligible to receive an annual bonus of up to 50% of his annual base salary. The bonus payable to Mr. Robinson was dependent on the bank’s performance and his individual performance.

In 2012, he received a base salary of $205,231, as well as an auto allowance of $700 per month, a cell phone allowance of $100 per month, a gas card, and other general benefits afforded to all employees. His employment letter also provided for the granting of an option to purchase 6,250 shares of the common stock of Hanmi Financial. The terms of the stock options are subject to the terms and conditions set forth in the 2007 Plan. The options vested in equal installments over five years starting one year after the date of the grant. In addition to the stock options, the letter also provided for the granting of 2,500 shares of restricted common stock of Hanmi Financial. The restricted stock vested in equal installments over five years starting one year after the date of grant. He resigned in November 2012, at which time, he forfeited the entire unvested portion of both the stock options and restricted stock that were previously granted to him.

Administrative Policies and Practices

To evaluate and administer the compensation programs of our Named Executive Officers, the NCGC Committee meets at least four times a year. In addition, the NCGC Committee also holds special meetings to discuss extraordinary items. At the end of a meeting, the NCGC Committee may choose to meet in executive session, when necessary. During the fiscal year 2012, the NCGC Committee met 11 times.

Stock Ownership Guidelines

The NCGC Committee has not implemented stock ownership guidelines for our Named Executive Officers; however, the NCGC Committee continues to periodically review best practices and re-evaluate whether stock ownership guidelines are consistent with our compensation philosophy and stockholders’ interests.

Tax Deductibility of Executive Officer Compensation

Internal Revenue Code Section 162(m) precludes a public corporation from taking a deduction for compensation in excess of $1 million for its chief executive officer or any of its three other highest paid executive officers (excluding the chief financial officer), unless certain specific and detailed criteria are satisfied. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit. The NCGC Committee will continue to carefully consider the impact of Section 162(m) in determining the appropriate pay mix and compensation levels for our Named Executive Officers.

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Potential Payments Upon Termination

Pursuant to the Employment Agreement of our President and Chief Executive Officer, Chong Guk (C. G.) Kum, Hanmi Financial will be required to provide compensation to our President and Chief Executive Officer in the event of a termination of his employment in different situations. The amount of compensation payable to our President and Chief Executive Officer in each situation is listed in the tables below.

The following table describes the potential payments upon termination for Mr. Kum:

Executive Benefits
and Payments	Voluntary		Termination		Termination		Termination Following
Upon Termination (1)	Termination		Without Cause		For Cause		a Change in Control		Death		Disability

Compensation:
Base Salary and Bonus	$-		$450,000	(2)	$-		$900,000	(3)	$-	(4)	$-	(4)
Benefits and Perquisites:
Disability Income	$-		$-		$-		$-		$-		$-	(5)
Accrued Vacation Pay	$-	(6)	$19,210	(6)	$19,210	(6)	$19,210	(6)	$19,210	(6)	$19,210	(6)
Total	$-		$469,210		$19,210		$919,210		$19,210		$19,210

(1)	Assumes Mr. Kum’s date of termination is December 31, 2013.
(2)	Amount represents total salary and bonus to be paid to Mr. Kum, which is (a) his then annual base salary for one year and (b) the pro-rated portion of his bonus for the prior year based on the number of days worked during the year of termination. No bonus will be payable to Mr. Kum until after his continued employment in the fiscal year ending December 31, 2014, therefore, no bonus payment is reflected.
(3)	Amount represents total salary and bonus to be paid to Mr. Kum, which is two times the sum of (a) his then current annual base salary and (b) the then maximum annual bonus amount. No bonus will be payable to Mr. Kum until after his continued employment in the fiscal year ending December 31, 2014, therefore, no bonus payment is reflected.
(4)	Amount represents total bonus to be paid to Mr. Kum, which is a pro-rated portion of his prior year’s bonus based on the number days worked during the year of termination. No bonus will be payable to Mr. Kum until after his continued employment in the fiscal year ending December 31, 2014, therefore, no bonus payment is reflected.
(5)	Amount is indeterminable at this time.
(6)	Amount represents cash lump-sum payment for unused vacation days as of termination date.

Below is a description of the assumptions that were used in creating the table above. The descriptions of the payments below are applicable only to our President and Chief Executive Officer’s potential payments upon termination.

Termination For Cause or Voluntary Termination

Hanmi Financial and Hanmi Bank may terminate Mr. Kum’s employment for “cause.” Also, at any time after the commencement of employment, Mr. Kum may terminate his employment agreement. In the event of a termination for cause, or if Mr. Kum voluntarily resigns, then, subject to his execution of an effective general release of claims, he is entitled to receive any accrued and/or unpaid salary, unused vacation, expense reimbursements, and other benefits to which he is entitled.

Termination Without Cause

Hanmi Financial and Hanmi Bank may terminate Mr. Kum’s employment without a showing of “cause.” If Hanmi Financial and Hanmi Bank terminates Mr. Kum’s employment agreement without “cause,” then, subject to his execution of an effective general release of claims, Mr. Kum is entitled to receive (i) continuation of his then annual base salary for one year, (ii) the pro-rated portion of his bonus for the prior year based on the number of days worked during the year of termination, (iii) any accrued and/or unpaid salary, unused vacation, expense reimbursements, and other benefits to which he is entitled, and (iv) reimbursement of health insurance premiums, subject to certain limitations. In addition, all outstanding and then unvested stock options, restricted stock and other equity awards granted to Mr. Kum under any of the Company’s equity incentive plans will be deemed to have vested as if Mr. Kum’s employment has continued for one year following his actual termination date.

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Termination Following a Change in Control

If within 18 months following a “change in control” of the Company, if Hanmi Financial and Hanmi Bank terminates Mr. Kum’s employment without cause or he terminates his employment for “good reason,” then, subject to his execution of an effective general release of claims and certain limitations, Mr. Kum is entitled to receive (i) any accrued and/or unpaid salary, unused vacation, expense reimbursements, and other benefits to which he is entitled, and (ii) two times the sum of (a) his then current annual base salary and (b) the then maximum annual bonus amount. And in the event of any change in control of the Company, all of Mr. Kum’s equity awards will fully and automatically vest.

Termination Due to Death or Disability

If Mr. Kum’s employment terminates because of disability or death, then, subject to his or his estate’s execution of an effective general release of claims, he or his estate is entitled to receive (i) any accrued and/or unpaid salary, unused vacation, expense reimbursements, and other benefits to which he is entitled, and (ii) a pro-rated portion of his prior year’s bonus based on the number days worked during the year of termination.

Other Executives

Hanmi Financial does not have an employment agreement with any other executives. Because other executives’ employment are “at-will,” Hanmi Financial does not owe any compensation to other executives in the event of a termination of employment or a change in control of Hanmi Financial other than accrued salary and accrued vacation not used.

Summary Compensation Table

The following table summarizes the total compensation paid or earned by our Named Executive Officers for the fiscal years ended December 31, 2012, 2011 and 2010.

SUMMARY COMPENSATION TABLE
								Change in Pension
								Value and Non-
					Stock	Option	Non-Equity	Qualified Deferred	All Other
Name and		Salary		Bonus	Awards	Awards	Incentive Plan	Compensation	Compensation
Principal Position	Year	(1)		(1) (5)	(2) (3)	(2) (4)	Compensation	Earnings	(1)		Total
(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)	(i)		(j)

Shick (Mark) Yoon,	2012	$165,423		$15,000	$-	$29,700	$-	$-	$37,998	(9)	$248,121
Senior Vice President and	2011	$149,385		$-	$-	$-	$-	$-	$20,199	(9)	$169,584
Chief Financial Officer	2010	$117,404		$-	$-	$-	$-	$-	$43,628	(9)	$161,032

Jung Hak Son,	2012	$226,892		$19,000	$3,503	$32,400	$-	$-	$33,878	(10)	$315,673
Executive Vice President and	2011	$218,815		$-	$-	$-	$-	$-	$43,708	(10)	$262,523
Chief Credit Officer	2010	$210,000		$-	$-	$-	$-	$-	$91,960	(10)	$301,960

Jay S. Yoo, Former President,	2012	$365,385		$30,833	$27,205	$37,800	$-	$-	$51,282	(11)	$512,505
Chief Executive Officer	2011	$364,538	(8)	$-	$78,000	$114,795	$-	$-	$139,579	(11)	$696,912
and Director (6)	2010	$350,000		$-	$-	$-	$-	$-	$66,456	(11)	$416,456

Lonny D. Robinson,	2012	$205,231		$-	$-	$-	$-	$-	$16,161	(12)	$221,392
Former Executive Vice President	2011	$47,769		$-	$4,160	$8,206	$-	$-	$6,436	(12)	$66,571
and Chief Financial Officer (7)

(1)	All cash compensation and perquisites paid to our Named Executive Officers are paid by, and are the responsibility of, Hanmi Financial’s subsidiary, Hanmi Bank.
(2)	All equity awards are made by Hanmi Financial, are for shares of Hanmi Financial’s common stock, and are made pursuant to the 2007 Equity Compensation Plan, as amended (the “2007 Plan”).
(3)	Pursuant to SEC regulations regarding the valuation of equity awards, amounts in columns (e) represent the applicable full grant date fair values of stock awards in accordance with FASB ASC Topic 718, excluding the effect for forfeitures. To facilitate year-to-year comparisons, the SEC regulations require companies to present recalculated disclosures for each preceding year required under the rules so that equity awards and stock options reflect the applicable full grant date fair values, excluding the effect of forfeitures. The total compensation column is recalculated accordingly. For further information, see Note 12 to Hanmi Financial’s audited financial statements for the year ended December 31, 2012 included in Hanmi Financial’s Annual Report on Form 10-K filed with the SEC on March 15, 2013.

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(4)	Pursuant to SEC regulations regarding the valuation of equity awards, amounts in columns (f) represent the applicable full grant date fair values of option awards in accordance with FASB ASC Topic 718, excluding the effect for forfeitures. To facilitate year-to-year comparisons, the SEC regulations require companies to present recalculated disclosures for each preceding year required under the rules so that equity awards and stock options reflect the applicable full grant date fair values, excluding the effect of forfeitures. The total compensation column is recalculated accordingly. For further information, see Note 12 to Hanmi Financial’s audited financial statements for the year ended December 31, 2012 included in Hanmi Financial’s Annual Report on Form 10-K filed with the SEC on March 15, 2013.
(5)	The amounts in column (d) reflect the discretionary bonuses paid to our Named Executive Officers for services performed in the prior years.
(6)	Jay S. Yoo resigned from all positions he held at Hanmi Financial and Hanmi Bank effective June 11, 2013.
(7)	Lonny D. Robinson resigned from all positions he held at Hanmi Financial and Hanmi Bank effective November13, 2012.
(8)	This amount includes the retroactive increase in Mr. Yoo’s annual base salary from $330,000 to $350,000 pursuant to the terms of the Amendment to Mr. Yoo’s Employment Agreement entered into on February 23, 2011.
(9)	Amounts consist of: (a) life insurance premiums ($325 for 2012); (b) automobile allowance ($8,400 for 2012; $8,400 for 2011; $8,077 for 2010); (c) health insurance premiums ($10,492 for 2012); (d) employer contributions under the 401(k) plan ($9,926 for 2012; $8,963 for 2011; $4,515 for 2010); (e) retention payment ($20,000 for 2010); (f) other perquisites ($8,855 for 2012; $2,836 for 2011; $11,036 for 2010) such as cellular phone allowance, gasoline card, meal allowance and Holiday gift cards.
(10)	Amounts consist of: (a) life insurance premiums ($392 for 2012; $392 for 2011; $375 for 2010); (b) automobile allowance ($8,400 for 2012; $8,400 for 2011; $8,400 for 2010); (c) health insurance premiums ($10,192 for 2012; $12,042 for 2011; $9,843 for 2010); (d) employer contributions under the 401(k) plan ($12,750 for 2012; $12,375 for 2011; $12,375 for 2010); (e) retention payment ($52,500 for 2010); and (f) other perquisites ($8,869 for 2012; $1,498 for 2011; $8,467 for 2010) such as cellular phone allowance, gasoline card, meal allowance and Holiday gift cards.
(11)	Amounts consist of: (a) life insurance premiums ($378 for 2012; $390 for 2011; $392 for 2010); (b) company automobile ($10,618 for 2012; $10,618 for 2011; $26,711 for 2010); (c) health insurance premiums ($14,163 for 2012; $15,590 for 2011; $15,315 for 2010); (d) employer contributions under the 401(k) plan ($12,750 for 2012; $12,375 for 2011; $12,375 for 2010); (e) club memberships ($8,005 for 2012; $7,315 for 2011; $6,971 for 2010); (f) retention pay ($87,500 for 2011) and (g) other perquisites ($5,372 for 2012; $5,790 for 2011; $4,691 for 2010) such as cellular phone allowance, gasoline card, meal allowance and Holiday gift cards.
(12)	Amounts consist of: (a) life insurance premiums ($327 for 2012; $98 for 2011); (b) automobile allowance ($7,495 for 2012; $1.745 for 2011); (c) health insurance premiums ($6,612 for 2012; $1,327 for 2011); (d) employer contributions under the 401(k) plan ($11,677 for 2012; $2,123 for 2011);and (e) other perquisites ($9,687 for 2012; $1,144 for 2011) such as cellular phone allowance, gasoline card, meal allowance and Holiday gift cards.

Grants of Plan-Based Awards

The following table complements the “Summary Compensation Table” disclosure of the grant date fair value of stock and option awards granted to Hanmi Financial’s Named Executive Officers during the fiscal year ended December 31, 2012:

									All Other	All Other
									Stock	Option	Exercise	Grant
		Estimated Future Payouts				Estimated Future Payouts			Awards:	Awards:	or Base	Date Fair
		Under Non-Equity				Under Equity Incentive			Number of	Number of	Price of	Value of
		Incentive Plan Awards				Plan Awards			Shares of	Securities	Option	Stock and
	Grant	Threshold	Target	Maximum		Threshold	Target	Maximum	Stock or	Underlying	Awards (1)	Option
Name	Date	($)	($)	($)		(#)	(#)	(#)	Units (#)	Options (#)	($/Share)	Awards (2)

Shick (Mark) Yoon	12/12/2012	$-	$-	$90,000	(4)	-	-	-	-	5,500	$12.54	$29,700
Jung Hak Son	12/12/2012	$-	$-	$114,000	(4)	-	-	-	-	6,000	$12.54	$32,400
Jay S. Yoo (3)	12/12/2012	$-	$-	$277,500	(4)	-	-	-	-	7,000	$12.54	$37,800

(1)	Hanmi Financial’s practice is that the exercise price for each stock option is the market value on the date of grant.
(2)	The amounts in column (l) reflect the grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts for the fiscal year ended December 31, 2012 are included in Note 12 to Hanmi Financial’s audited financial statements for the fiscal year ended December 31, 2012, included in Hanmi Financial’s Annual Report on Form 10-K filed with the SEC on March 15, 2013.
(3)	Jay S. Yoo resigned from all positions he held at Hanmi Financial and Hanmi Bank effective June 11, 2013.
(4)	Represents the maximum amount which could have been earned in 2012 as short-term incentive cash compensation. Jay S. Yoo was eligible to receive such short-term incentive cash compensation in an amount capped at 75% of his annual base salary, and each of Shick (Mark) Yoon and Jung Hak Son is eligible to receive such short-term incentive cash compensation in an amount capped at 50% of his annual base salary. No amounts were earned as short term incentive cash compensation for work performed in 2012.

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Outstanding Equity Awards at Fiscal Year-End

The Company previously maintained the 2000 Stock Option Plan (the “2000 Plan”). The Company currently maintains the 2007 Equity Compensation Plan (the “2007 Plan”), which replaced the 2000 Plan. The 2007 Plan provides for grants of non-qualified and incentive stock options, restricted stock, stock appreciation rights and performance shares to non-employee directors, officers, employees and consultants of Hanmi Financial and its subsidiaries. The 2000 Plan provided for the grant of non-qualified and incentive stock options. Although no future stock options may be granted under the 2000 Plan, certain employees, directors and officers of Hanmi Financial and its subsidiaries still hold options to purchase Hanmi Financial common stock under the 2000 Plan.

A key objective of the 2007 Plan is to provide more flexibility in the types of equity incentives that may be offered to employees, consultants and non-employee directors. The 2007 Plan provides for several different types of equity awards in addition to stock options and restricted stock awards. Stock options granted under the 2007 Plan generally vest over a five-year period, with 20 percent becoming exercisable 12 months following the grant date, and 20 percent thereafter on each anniversary of the grant date. All stock options are granted with a ten-year term and have an exercise price equal to the fair market value of Hanmi Financial’s common stock on the date of grant. Restricted stock granted under the 2007 Plan also generally vest over a five-year period, with 20 percent becoming vested 12 months following the grant date, and 20 percent thereafter on each anniversary of the grant date.

The 2007 Plan provides Hanmi Financial flexibility to (i) attract and retain qualified non-employee directors, executives and other key employees and consultants with appropriate equity-based awards, (ii) motivate high levels of performance, (iii) recognize employee contributions to Hanmi Financial’s success, and (iv) align the interests of plan participants with those of Hanmi Financial’s stockholders. In addition, our Board believes a robust equity compensation program is necessary to provide Hanmi Financial with flexibility in negotiating strategic acquisitions and other business relationships to further expand and grow our business. The maximum number of shares of Hanmi Financial common stock that may be issued pursuant to equity incentive awards granted under the 2007 Plan is 375,000. Equity incentive awards for 373,708 shares of common stock were previously granted under the 2007 Plan and there are options to purchase 342,950 shares of common stock outstanding under the 2007 Plan as of December 31, 2012.

The following table shows information as of December 31, 2012, for Hanmi Financial’s Named Executive Officers concerning unexercised options, stock that has not vested, and Equity Incentive Plan Awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards							Stock Awards

												Equity	Equity
												Incentive	Incentive
					Equity							Plan	Plan
					Incentive Plan							Awards:	Awards:
					Awards:					Market		Number of	Number of
	Number of		Number of		Number of			Number of		Value of		Shares,	Shares,
	Securities		Securities		Securities			Shares of		Shares of		Units or	Units or
	Underlying		Underlying		Underlying			Units of		Units of		Other	Other
	Unexcercised		Unexcercised		Unexcercised	Option	Option	Stock That		Stock That		Rights That	Rights That
	Options (#)		Options (#)		Unearned	Exercise	Expiration	Have Not		Have Not		Have Not	Have Not
Name	Exercisable		Unexercisable		Options	Price ($)	Date	Vested (#)		Vested ($)		Vested (#)	Vested ($)

Shick (Mark) Yoon	1,375	(2)	4,125	(2)	-	$12.54	12/12/2022	-		$-		-	$-

Jung Hak Son	1,250	(3)	-		-	$144.00	04/19/2016	500	(11)	$6,795	(14)	-	$-
	1,250	(4)	-		-	$155.52	06/30/2016	-		$-		-	$-
	750	(5)	500	(5)	-	$10.80	04/08/2019	-		$-		-	$-
	1,500	(6)	4,500	(6)	-	$12.54	12/12/2022	-		$-		-	$-

Jay S. Yoo (1)	8,750	(7)	-		-	$45.28	06/23/2018	1,000	(12)	$13,590	(15)	-	$-
	2,500	(8)	2,500	(8)	-	$10.80	04/08/2019	2,500	(13)	$33,975	(16)	-	$-
	12,500	(9)	6,250	(9)	-	$10.40	02/23/2021	-		$-		-	$-
	1,750	(10)	5,250	(10)	-	$12.54	12/12/2022	-		$-		-	$-

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(1)	Jay S. Yoo resigned from all positions he held at Hanmi Financial and Hanmi Bank effective June 11, 2013.
(2)	On December 12, 2012, pursuant to the 2007 Plan, 5,500 stock options were granted to Shick (Mark) Yoon with vesting as follows: 25% to vest immediately on grant date and 25% to vest on each of the next three anniversary dates.
(3)	On April 19, 2006, pursuant to the 2000 Plan, 1,250 stock options were granted to Jung Hak Son with vesting as follows: 20% to vest on April 19, 2007 and 20% to vest on each of the next four anniversary dates.
(4)	On June 30, 2006, pursuant to the Year 2000 Stock Option Plan (“2000 Plan”), 1,250 stock options were granted to Jung Hak Son with vesting as follows: 20% to vest on June 30, 2007 and 20% to vest on each of the next four anniversary dates.
(5)	On April 8, 2009, pursuant to the 2007 Plan, 1,250 stock options were granted to Jung Hak Son with vesting as follows: 20% to vest on April 8, 2010 and 20% to vest on each of the next four anniversary dates.
(6)	On December 12, 2012, pursuant to the 2007 Plan, 6,000 stock options were granted to Jung Hak Son with vesting as follows: 25% to vest immediately on grant date and 25% to vest on each of the next three anniversary dates.
(7)	On June 23, 2008, pursuant to the 2007 Plan, 8,750 stock options were granted to Jay S. Yoo with vesting as follows: 50% to vest on June 23, 2009 and 50% to vest on June 23, 2010.
(8)	On April 8, 2009, pursuant to the 2007 Plan, 5,000 stock options were granted to Jay S. Yoo with vesting as follows: 20% to vest on April 8, 2010 and 20% to vest on each of the next four anniversary dates.
(9)	On February 23, 2011, pursuant to the 2007 Plan, 18,750 stock options were granted to Jay S. Yoo with vesting as follows: 33.4% to vest immediately on grant date and 33.3% to vest on each of the next two anniversary dates.
(10)	On December 12, 2012, pursuant to the 2007 Plan, 7,000 stock options were granted to Jay S. Yoo with vesting as follows: 25% to vest immediately on grant date and 25% to vest on each of the next three anniversary dates.
(11)	On April 8, 2009, pursuant to the 2007 Plan, 1,250 shares of restricted stock were awarded to Jung Hak Son with vesting as follows: 20% to vest on April 8, 2010 and 20% to vest on each of the next four anniversary date.
(12)	On April 8, 2009, pursuant to the 2007 Plan, 2,500 shares of restricted stock were awarded to Jay S. Yoo with vesting as follows: 20% to vest on April 8, 2010 and 20% to vest on each of the next four anniversary dates.
(13)	On February 23, 2011, pursuant to the 2007 Plan, 7,500 shares of restricted stock were awarded to Jay S. Yoo with vesting as follows: 33.4% to vest immediately on grant date and 33.3% to vest on each of the next two anniversary dates.
(14)	Amount calculated as follows: Closing Stock Price as of December 31, 2012 ($13.59) x Unvested Shares of Restricted Stock (500).
(15)	Amount calculated as follows: Closing Stock Price as of December 31, 2012 ($13.59) x Unvested Shares of Restricted Stock (1,000).
(16)	Amount calculated as follows: Closing Stock Price as of December 31, 2012 ($13.59) x Unvested Shares of Restricted Stock (2,500).

Option Exercises and Stock Vested

The following table shows information for amounts received upon exercise of stock options or vesting of stock by Hanmi Financial’s Named Executive Officers during the fiscal year ended December 31, 2012.

OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
	Number		Number
	of Shares	Value	of Shares		Value
	Acquired	Realized	Acquired		Realized
Name	on Exercise (#)	on Exercise ($)	on Vesting (#)		on Vesting ($)

Shick (Mark) Yoon	-	$-	-		-
Jung Hak Son	-	$-	325	(2)	$3,503	(4)
Jay S. Yoo (1)	-	$-	3,000	(3)	$27,205	(5)

(1)	Jay S. Yoo resigned from all positions he held at Hanmi Financial and Hanmi Bank effective June 11, 2013.
(2)	On April 8, 2009, pursuant to the 2007 Plan, 1,250 shares of restricted stock were awarded to Jung Hak Son with vesting as follows: 20% to vest on April 8, 2010 and 20% to vest on each of the next four anniversary dates. On November 1, 2007, pursuant to the 2007 Plan, 375 shares of restricted stock were awarded to Jung Hak Son with vesting as follows: 20% to vest on November 1, 2007 and 20% to vest on each of the next four anniversary dates.
(3)	On February 23, 2011, pursuant to the 2007 Plan, 7,500 restricted shares were awarded to Jay S. Yoo with vesting as follows: 33.4% to vest on February 23, 2011 and 33.3% to vest on each of the next two anniversary dates.

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(4)	Amount calculated as follows: Closing Stock Price as of April 8, 2012 ($10.26) x Shares of Restricted Stock That Vested (250). Closing Stock Price as of November 1, 2012 ($12.50) x Shares of Restricted Stock That Vested (75).
(5)	Amount calculated as follows: Closing Stock Price as of February 23, 2012 ($8.83) x Shares of Restricted Stock That Vested (2,500). Closing Stock Price as of April 8, 2012 ($10.26) x Shares of Restricted Stock That Vested (500).

NCGC Committee Report

The following NCGC Committee Report should not be deemed filed or incorporated by reference into any other document, including Hanmi Financial’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report into any such filing by reference.

The NCGC Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 401(b) of Regulation S-K with management and, based on such review and discussions, the NCGC Committee recommended to our Board of Hanmi Financial that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted by the NCGC Committee of the Board of Directors,

Paul Seon-Hong Kim (Chairman)
I Joon Ahn
John A. Hall
Joon H. Lee
Joseph K. Rho

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BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information pertaining to “beneficial ownership” (as defined below) of Hanmi Financial’s common stock, by (i) individuals or entities known to Hanmi Financial to own more than five percent (5%) of the outstanding shares of Hanmi Financial’s common stock, (ii) each Director and nominee for election, (iii) our Named Executive Officers, and (iv) all Directors and executive officers of Hanmi Financial as a group. The information contained herein has been obtained from Hanmi Financial’s records and from information furnished to Hanmi Financial by each individual or entity. Management knows of no other person who owns, beneficially or of record, either individually or with associates, more than five percent (5%) of Hanmi Financial’s common stock.

The number of shares “beneficially owned” by a given stockholder is determined under SEC Rules, and the designation of ownership set forth below is not necessarily indicative of ownership for any other purpose. In general, the beneficial ownership as set forth below includes shares over which a Director, Director nominee, principal stockholder, or executive officer has sole or shared voting or investment power and certain shares which such person has a vested right to acquire, under stock options or otherwise, within 60 days of the date hereof. Except as otherwise indicated, the address for each of the following persons is Hanmi Financial’s address. Unless otherwise noted, the address for each stockholder listed on the “Common Stock Beneficially Owned” table below is: c/o Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010. The following information is as of May 31, 2013.

COMMON STOCK BENEFICIALLY OWNED
		Number	Percent of
		of	Shares
Name and Address of Beneficial Owner		Shares	Outstanding
BlackRock, Inc.	(1)	2,489,522	7.88%
Wellington Management Company, LLP	(2)	2,304,316	7.29%
Joseph K. Rho, Chairman of the Board	(3) (4) (5)	373,316	1.18%
Joon Hyung Lee, Director	(4) (6)	285,660	0.90%
I Joon Ahn, Director	(4) (5) (7)	162,316	0.51%
Jay S. Yoo, Former President and Chief Executive Officer, Director	(8) (9)	75,709	*
Paul Seon-Hong Kim, Director	(4) (10)	41,341	*
Jung Hak Son, Executive Vice President and Chief Credit Officer	(11)	12,875	*
William J. Stolte, Director	(4) (12)	11,125	*
John A. Hall, Director	(4) (7)	8,425	*
Shick (Mark) Yoon, Senior Vice President and Chief Financial Officer	(13)	7,186	*

All Directors and Executive Officers as a Group (9 in Number)		977,953	3.10%

(1)	Based on a Schedule 13G filed on February 8, 2013 with the SEC under the Exchange Act by BlackRock, Inc. (“BlackRock”). The address of BlackRock is 40 East 52nd Street, New York, NY 10022.
(2)	Based on a Schedule 13G filed on February 14, 2013 with the SEC under the Exchange Act by Wellington Management Company, LLP. (“Wellington”). The address of Wellington is 280 Congress Street, Boston, Massachusetts 02210.
(3)	Includes 3,000 options and 5,750 options that are presently exercisable under the 2000 Plan and the 2007 Plan, respectively.
(4)	Includes 1,500 shares of restricted stock.
(5)	Shares beneficial ownership with his spouse.
(6)	Includes 3,000 options and 3,500 options that are presently exercisable under the 2000 Plan and the 2007 Plan, respectively.
(7)	Includes 3,000 options and 4,000 options that are presently exercisable under the 2000 Plan and the 2007 Plan, respectively.
(8)	Jay S. Yoo resigned from all positions he held at Hanmi Financial and Hanmi Bank effective June 11, 2013.
(9)	Includes 33,000 options that are presently exercisable under the 2007 Plan, and 1,000 shares of unvested restricted stock.
(10)	Includes 4,000options that are presently exercisable under the 2007 Plan.
(11)	Includes 5,250 options that are presently exercisable under the 2000 Plan and the 2007 Plan, and 500 shares of unvested restricted stock.
(12)	Includes 4,000 options that are presently exercisable under the 2007 Plan.
(13)	Includes 1,375 options that are presently exercisable under the 2007 Plan.

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Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, Hanmi Financial’s Directors, executive officers, and any persons holding ten percent (10%) or more of Hanmi Financial’s common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish Hanmi Financial with copies of such reports. Specific due dates for these reports have been established, and Hanmi Financial is required to report any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during the fiscal year ended December 31, 2012, Hanmi Financial believes that all persons, subject to the reporting requirements of Section 16(a) of the Exchange Act, have filed all required reports on a timely basis.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information as of December 31, 2012 relating to equity compensation plans of Hanmi Financial pursuant to which grants of options, restricted stock awards or other rights to acquire shares may be granted from time to time.

				Number of Securities
				Remaining Available for
	Number of Securities to be		Weighted-Average	Future Issuance Under
	Issued Upon Exercise of		Exercise Price of	Equity Compensation
	Outstanding Options,		Outstanding Options,	Plans (Excluding Securities
	Warrants and Rights		Warrants and Rights	Reflected in Column (a))
	(a)		(b)
Equity Compensation Plans
Approved By Security Holders	342,950		$37.44	1,292
Equity Compensation Plans Not
Approved By Security Holders	216,250	(1)	$9.60	-
Total Equity Compensation Plans	559,200		$26.67	1,292

(1)	Reflects warrants issued to Cappello Capital Corp. in connection with services it provided to us as a placement agent in connection with our best efforts public offering and as our financial adviser in connection with our completed rights offering. The warrants were immediately exercisable when issued at a purchase price of $9.60 per share of our common stock and expire on October 14, 2015. The warrants may be exercised for cash or by “cashless exercise.” The exercise price and number of shares subject to the warrants are subject to adjustment for, among other events, stock splits and stock dividends.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS; DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Some of Hanmi Financial’s Directors and executive officers and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Hanmi Financial or Hanmi Bank in the ordinary course of Hanmi Financial’s business, and Hanmi Financial expects to have banking transactions with such persons in the future. In management’s opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of business, in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of repayment or present other unfavorable features. There is no amount of indebtedness owed to Hanmi Financial or Hanmi Bank by the principal officers and current Directors of Hanmi Financial (including associated companies) as of December 31, 2012.

In connection with the retirement of Won R. Yoon, Ki Tae Hong, Stuart S. Ahn, and Chang Kyu Park as Directors in 2008, Hanmi Financial and Hanmi Bank entered into severance agreements with each of them. Pursuant to such severance agreements, each of the retiring Directors will receive $3,000 per month until October 2013. Each of the retiring Directors also will receive current health insurance coverage until October 2013 in which Hanmi Financial will continue to pay for medical, dental, and/or vision premiums.

In connection with the retirement of Richard Lee as a Director in 2009, he entered into severance agreement with Hanmi Bank. Pursuant to the Severance Agreement, among other things, Mr. Lee received a lump-sum payment of $180,000 upon his retirement. Mr. Lee will also receive current health insurance coverage until March 2014 in which Hanmi Bank will continue to pay for medical, dental, and/or vision premiums. See “Director Compensation” above.

Review, Approval or Ratification of Transactions With Related Persons

Hanmi Financial has adopted a Related Person Transaction Policy (“Policy”). The Policy provides that executive officers, Directors, five-percent (5%) stockholders, and their family members, and entities for which any of those persons serve as officers or partners or in which they have a ten percent (10%) or greater interest, must notify Hanmi Financial’s Corporate Secretary before entering into transactions or other arrangements with Hanmi Financial or any of its affiliates (other than loans subject to Regulation O promulgated by the Board of Governors of the Federal Reserve System) if the amount exceeds $25,000. Hanmi Financial’s Corporate Secretary will determine whether, under the guidelines in the Policy, the transaction or arrangement should be submitted to the Audit Committee for approval. In determining whether to submit proposed transactions to the Audit Committee for consideration, Hanmi Financial’s Corporate Secretary will consider, among other things, the aggregate value of the proposed transaction, the benefits to Hanmi Financial of the proposed transaction, and whether the terms of the proposed transaction are comparable to the terms available to an unrelated third party and employees generally. The Policy also includes provisions for the review and possible ratification of transactions and arrangements that are entered into without prior review under the Policy. During 2012, neither Hanmi Financial nor any of its affiliates entered into any related-party transactions that required review, approval, or ratification under the Policy.

Director Independence

Our Board has determined that all of its Directors are independent under the applicable listing standards of NASDAQ, except for Chong Guk (C. G.) Kum, who also serves as the President and Chief Executive Officer of Hanmi Financial.

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PROPOSAL NO. 2

NAMED EXECUTIVE OFFICERS’ COMPENSATION

As provided by the Dodd-Frank Act and SEC rules and regulations, we are asking our stockholders to approve an advisory resolution regarding the compensation paid to our Named Executive Officers as described in the Compensation Discussion and Analysis section, compensation tables and related disclosures in this Proxy Statement. This item, known as the “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our compensation decisions and policies for our Named Executive Officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask our stockholders to indicate their support for our executive compensation program for our Named Executive Officers and vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, and as described in the Compensation Discussion and Analysis section, compensation tables and narrative discussion in the 2013 Proxy Statement, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon our Board or the Compensation Committee and may not be construed as overruling any decision by our Board or the Compensation Committee. However, our Board and the Compensation Committee may, in each of its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

Stockholders are encouraged to carefully review the “Compensation Discussion and Analysis” and “Named Executive Officers’ Compensation” sections of this Proxy Statement for a detailed discussion of the Company’s executive compensation program for our Named Executive Officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADVISORY RESOLUTION APPROVING THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 3

APPROVAL OF THE AMENDED AND RESTATED HANMI FINANCIAL CORPORATION

2013 EQUITY COMPENSATION PLAN

Background and Purpose

On May 22, 2013, our Board adopted the Hanmi Financial Corporation 2013 Equity Compensation Plan, which we refer to as the “Original 2013 Plan.” Subsequent to the adoption of the Original 2013 Plan, the NCGC Committee proposed to our Board amendments to the Original 2013 Plan following consultations with our new President and Chief Executive Officer, Chong Guk (C. G.) Kum. After careful consideration, our Board decided to amend and restate the Original 2013 Plan to reflect the amendments proposed by the NCGC Committee. Accordingly, on July 24, 2013, our Board adopted the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan, which we refer to as the “2013 Plan,” and recommended that it be submitted to the Company’s stockholders for their approval at the next annual meeting.

Purpose

The purpose of the 2013 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The effective date of the 2013 Plan is July 24, 2013. The 2013 Plan is administered by the NCGC Committee, which we refer to in this Proposal No. 3 and is defined under the 2013 Plan as the “Committee.”

Stockholder approval of the 2013 Plan is required (i) for purposes of complying with the stockholder approval requirements for listing our Shares on NASDAQ, (ii) to comply with certain exclusions from the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the “Code,” as described below, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for the 2013 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.”

The following is a summary of certain principal features of the 2013 Plan. This summary is qualified in its entirety by reference to the complete text of the 2013 Plan. Stockholders are urged to read the actual text of the 2013 Plan in its entirety which is set forth as Annex A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2013 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery under the 2013 Plan (“Awards”) at any time during the term of the 2013 Plan will be equal to (i) 1,500,000, inclusive of any Shares still available of grant under the Hanmi Financial Corporation 2007 Equity Compensation Plan (which plan is referred to as the “2007 Plan”) immediately prior to the effective date of the 2013 Plan. Our Board believes that the Company has historically granted less Awards on a more varied frequency than our peer group. Due to increasing competition for high-quality directors, officers and other employees in our local banking industry, our Board determined that it is prudent to increase the total number of Shares available under the 2013 Plan, relative to the 2007 Plan, in order to have the ability to grant Awards to retain and properly incentivize our directors, officers and other employees. The total number of Shares reserved and available for issuance under the 2013 is less than five percent (5%) of the shares of the Company’s common stock outstanding as of July 19, 2013.

If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2013 Plan.

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Substitute Awards will not reduce the Shares authorized for delivery under the 2013 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2013 Plan and will not reduce the Shares authorized for delivery under the 2013 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

The 2013 Plan imposes individual limitations on the amount of certain Awards, in part with the intention to comply with Section 162(m) of the Code. Under these limitations, in any fiscal year of the Company during any part of which the 2013 Plan is in effect, no participant may be granted (i) stock options or stock appreciation rights with respect to more than the lesser of (x) one percent (1%) of the issued and outstanding Shares immediately prior to the date of grant of an Award or (y) 250,000 Shares, or (ii) performance shares (including shares of restricted stock, restricted stock units, and other stock based-awards that are subject to satisfaction of performance goals) that the Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to more than the lesser of (x) one percent (1%) of the issued and outstanding Shares immediately prior to the date of grant of an Award or (y) 250,000 Shares, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out to any one participant as performance units that the Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to any 12-month performance period is $1,000,000, and with respect to any performance period that is more than 12 months, $2,000,000.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2013 Plan as a result of the exercise of incentive stock options is 1,500,000 Shares, subject to certain adjustments.

The Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2013 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2013 Plan.

The 2013 Plan will serve as the successor to the 2007 Plan. Outstanding awards granted under the 2007 Plan will continue to be governed by the terms of the 2007 Plan but no awards may be made under the 2007 Plan after the effective date of the 2013 Plan.

Eligibility

The persons eligible to receive Awards under the 2013 Plan are the officers, directors, employees and consultants who provide services to the Company or any subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2013 Plan.

Administration

The 2013 Plan is to be administered by the Compensation Committee of our Board; provided, however, that except as otherwise expressly provided in the 2013 Plan, the independent members of our Board may elect to exercise any power or authority granted to the Committee under the 2013 Plan. Subject to the terms of the 2013 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2013 Plan, construe and interpret the 2013 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2013 Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2013 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

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Stock Options and Stock Appreciation Rights

The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2013 Plan, the term “fair market value” means the fair market value of Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2013 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights,” under the 2013 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of the Company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

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Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2013 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Committee.

Unless otherwise specified by the Committee, the provisions that are intended to qualify Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code will apply to any performance Award if it is granted to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a “covered employee” (as defined below). The term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company’s chief executive officer or principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not our Board.

If and to the extent that the Committee determines that the foregoing provisions of the 2013 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for subsidiaries, or for business or geographical units of the Company and/or a subsidiary (except with respect to the total stockholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for Awards under the 2013 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital); (4) operating margin; (5) return on assets, sales, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; (18) the fair market value of a Share; and/or (19) “consolidated EBITDA,” as defined in the 2013 Plan. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. Performance goals for Awards intended to comply with Section 162(m) of the Code must be established not later than 90 days after the beginning of the performance period applicable to the performance Awards or at such other date as may be required for performance-based compensation treatment under Section 162(m) of the Code.

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After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. In determining the achievement of such performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2013 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2013 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2013 Plan from or through any participant will be subject to all terms and conditions of the 2013 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2013 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2013 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control

Subject to certain limitations, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a “change in control” of the Company, as defined in the 2013 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or other stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2013 Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).

Subject to any limitations contained in the 2013 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2013 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2013 Plan and without any requirement that all such participants be treated consistently.

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Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award granted under the 2013 Plan to participants designated by the Committee as “covered employees” and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.”

In addition, with respect to an outstanding stock option granted under the 2013 Plan, the Committee will not be permitted to (i) lower the exercise price per Share purchasable under an outstanding stock option after such stock option is granted, (ii) cancel an outstanding stock option when the exercise price per Share exceeds the fair market value of a Share in exchange for another Award (other than in connection with substitute awards), (iii) offer to purchase an outstanding stock option, at any time when the exercise price per Share exceeds the fair market value of a Share, for a payment in cash in substitution for or upon cancellation of such stock option previously granted, or (iv) take any other action with respect to an outstanding stock option that may be treated as a repricing under the applicable rules of NASDAQ, without approval of the Company’s stockholders.

Furthermore, with respect to an outstanding stock appreciation right granted under the 2013 Plan, the Committee will not be permitted to (i) lower the grant price of an outstanding stock appreciation right after it is granted, (ii) cancel an outstanding stock appreciation right when the grant price of such stock appreciation right exceeds the fair market value of a Share in exchange for another Award (other than in connection with substitute awards), (iii) offer to purchase an outstanding stock appreciation right, at any time when the grant price of such stock appreciation right exceeds the fair market value of a Share, for a payment in cash in substitution for or upon cancellation of such stock appreciation right previously granted, or (iv) take any other action with respect to an outstanding stock appreciation right that may be treated as a repricing under the applicable rules of NASDAQ, without approval of the Company’s stockholders.

Clawback of Benefits

The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2013 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a “clawback policy.” In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2013 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s Award agreements (and/or awards issued under the 2007 Plan) may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination

Our Board may amend, alter, suspend, discontinue or terminate the 2013 Plan or the Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required under the 2013 Plan or the rules of any stock exchange or quotation system on which Shares may then be listed or quoted or by law or regulation; provided that, except as otherwise permitted by the 2013 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2013 Plan; provided that, except as otherwise permitted by the 2013 Plan or Award agreement, without the consent of an affected participant, no such Committee or Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2013 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2013 Plan, (ii) termination of the 2013 Plan by our Board, or (iii) the tenth anniversary of the effective date of the 2013 Plan. Awards outstanding upon expiration of the 2013 Plan will remain in effect until they have been exercised or terminated, or have expired.

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Federal Income Tax Consequences of Awards

The 2013 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2013 Plan. On exercise of a nonqualified stock option granted under the 2013 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

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For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2013 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2013 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights

The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2013 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

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In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Awards granted to participants under the 2013 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such Awards would not be subject to the Section 162(m) of the Code deductibility cap of $1 million. However, the Committee may, in its discretion, grant Awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code. In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that Awards under the 2013 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code

The 2013 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2013 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Pending Awards under the 2013 Plan

In connection with the appointment of Chong Guk (C. G.) Kum as our President and Chief Executive Officer, the NCGC Committee approved grants of a stock option to purchase Hanmi Financial common stock and restricted shares of Hanmi Financial common stock under the 2013 Plan to Mr. Kum, subject to stockholder approval of the 2013 Plan at the Annual Meeting. For more information regarding the equity awards to Mr. Kum, please see the “Executive Compensation—Named Executive Officers’ Compensation—Compensation for President and Chief Executive Officer, Chong Guk (C. G.) Kum” section in this Proxy Statement.

Mr. Kum is the only person who has received any pending equity awards under the 2013 Plan. The following table shows information regarding the pending equity awards to Mr. Kum under the 2013 Plan, which are subject to stockholder approval of the 2013 Plan.

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2013 Plan
	Shares of Common Stock Underlying Stock Option		Restricted Shares of Common Stock
Chong Guk (C. G.) Kum, President, Chief Executive Officer, and Director	180,000	(1)	30,000	(2)

(1)	Pursuant to Mr. Kum’s Employment Agreement, he will be granted a stock option to purchase 180,000 shares of Hanmi Financial common stock, which will vest ratably over three years, with 33-1/3% of the number of shares subject to such stock option vesting on each of the first, second, and third anniversaries of June 12, 2013, subject to Mr. Kum continuing employment with the Company.
(2)	Pursuant to Mr. Kum’s Employment Agreement, he will be granted 30,000 restricted shares of Hanmi Financial common stock, which will vest ratably over three years, with 33-1/3% of the number of restricted shares granted vesting on each of the first, second, and third anniversaries of the Effective Date, subject to Mr. Kum continuing employment with the Company.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF

THE AMENDED AND RESTATED HANMI FINANCIAL CORPORATION 2013 EQUITY COMPENSATION PLAN

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PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the appointment by the Audit Committee of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2013. KPMG served as our independent registered public accounting firm for the fiscal year ended December 31, 2012 and has served as our independent registered public accounting firm since 2001. KPMG has advised us that it has no direct or indirect financial interest in us. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions. If this proposal is not approved at the Annual Meeting, the Audit Committee will reconsider this appointment. Under applicable SEC regulations, the selection of our independent registered public accounting firm is solely the responsibility of the Audit Committee.

The following table sets forth information regarding the aggregate fees billed for professional services rendered by KPMG for the fiscal years ended December 31, 2012 and 2011:

	2012	2011
Audit Fees (1)	$590,000	$590,000
Audit-Related Fees (2)	97,000	39,932
Tax Fees (3)	170,000	189,900
	$857,000	$819,832

(1)	Includes fees billed for the integrated audit of our annual financial statements and internal control over financial reporting, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and for compliance with the Federal Deposit Insurance Corporation Improvement Act.
(2)	Includes fees billed for professional services rendered in connection with the issuance of comfort letters related to the Company’s stock offering and reviews of registration statements.
(3)	Includes fees billed for professional services rendered in connection with tax compliance, tax advice, and tax planning.

There were no other fees billed by KPMG for advice or services rendered to Hanmi Financial other than as described above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has established “Pre-Approval Policies and Procedures” for independent auditor services. Any proposed services not pre-approved or exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. In 2012 and 2011, the Audit Committee Chairman was permitted to approve fees up to $25,000 with the requirement that any pre-approved decisions be reported to the Audit Committee at its next scheduled meeting.

The only non-audit service provided by the independent auditor was the preparation of Hanmi Financial’s income tax return, which was 19.8 percent and 23.2 percent of the aggregate fees billed by KPMG for the fiscal years ended December 31, 2012 and 2011, respectively. The Audit Committee pre-approved this work and the related fees.

Ratification

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm. However, we are submitting the selection of KPMG to our stockholders for ratification to obtain our stockholders’ views. If our stockholders fail to ratify the selection of KPMG, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection of KPMG is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

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The affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG. Abstentions will be counted toward the tabulation of votes cast on proposals presented to stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for determining whether this matter has been approved.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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OTHER MATTERS

Other than the business and proposals described in this Proxy Statement, our Board knows of no other business that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the Annual Meeting, the persons named in the proxies intend to vote the shares represented by the proxies on such matters in accordance with the recommendation of our Board, or in the absence of a recommendation, in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Any stockholder proposal intended to be included in our proxy statement for the 2014 annual meeting must be received by us for inclusion in the proxy statement and form of proxy for that annual meeting by no later than March 26, 2014; provided, however, if the date of the 2014 meeting is changed by more than 30 days from the anniversary of the 2013 Annual Meeting, then the deadline is a reasonable time before we begin to print and send out our proxy materials for the 2014 annual meeting.

Pursuant to our Bylaws, any other stockholder proposal to be presented at any annual meeting must be received by our Corporate Secretary not less than 60 days nor more than 90 days prior to the anniversary date of the 2013 Annual Meeting (August 23, 2013). However, in the event that the 2014 annual meeting is called for on a date that is not within 30 days before or after such anniversary date, in order to be timely, the stockholder proposal must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2014 annual meeting was mailed or public disclosure of the date of the 2014 annual meeting was made, whichever first occurs. To be in proper form, the stockholder proposal must contain such information as is required by our Bylaws and applicable law.

For any stockholder proposal that is not submitted for inclusion in next year’s proxy statement and is instead sought to be presented directly at next year’s annual meeting, SEC rules permit proxy holders to vote proxies in their discretion if we (a) (i) do not receive notice of the stockholder proposal prior to the close of business on June 24, 2014, (ii) receive notice of the stockholder proposal before the close of business on May 24, 2014, or (iii) in the event that the 2014 annual meeting is called for on a date that is not within 30 days before or after the anniversary date of the 2013 Annual Meeting, do not receive notice of the stockholder proposal prior to the close of business on the tenth (10th) day following the day on which notice of the date of the 2014 annual meeting was mailed or public disclosure of the date of the 2014 annual meeting was made, whichever first occurs, and (b) advise stockholders in the proxy statement about how proxy holders intend to vote on any such matter.

In addition to any other applicable requirements, for a Director nomination to be properly made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at the principal executive offices of Hanmi Financial, in the case of the 2014 annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the 2013 Annual Meeting. However, in the event that the 2014 annual meeting is called for a date that is not within 30 days before or after such anniversary date, in order to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the 2014 annual meeting was mailed or such public disclosure of the date of the 2014 annual meeting was made, whichever first occurs. To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth such information as is required by our Bylaws and applicable law.

AVAILABILITY OF FORM 10-K

We will provide to any stockholder, without charge and by first class mail, upon the written request of that stockholder, a copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2012, as filed with the SEC. Such requests should be addressed to: Investor Relations Officer, Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, (213) 382-2200. The Annual Report on Form 10-K, as amended, includes a list of exhibits. If you wish to receive copies of the exhibits, we will send them to you upon request. Expenses for copying and mailing copies of the exhibits will be your responsibility. In addition, the SEC maintains a website at www.sec.gov that contains information we file with them.

47

WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

By Order of our Board of Directors,

/s/ Joseph K. Rho
Joseph K. Rho
Chairman of our Board

48

ANNEX A

AMENDED AND RESTATED

HANMI FINANCIAL CORPORATION

2013 EQUITY COMPENSATION PLAN

(EFFECTIVE JULY 24, 2013)

AMENDED AND RESTATED

HANMI FINANCIAL CORPORATION

2013 EQUITY COMPENSATION PLAN

1.	Purpose	1

2.	Definitions	1

3.	Administration	5

4.	Shares Subject to Plan	5

5.	Eligibility; Per-Person Award Limitations	6

6.	Specific Terms of Awards	7

7.	Certain Provisions Applicable to Awards	11

8.	Code Section 162(m) Provisions	12

9.	Change in Control	14

10.	General Provisions	15

Annex A-i

AMENDED AND RESTATED

HANMI FINANCIAL CORPORATION

2013 EQUITY COMPENSATION PLAN

1.            Purpose. The purpose of this AMENDED AND RESTATED HANMI FINANCIAL CORPORATION 2013 EQUITY COMPENSATION PLAN (the “Plan”) is to assist HANMI FINANCIAL CORPORATION, a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2.            Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)          “2007 Plan” means the Hanmi Financial Corporation 2007 Equity Compensation Plan, as amended.

(b)          “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(c)          “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(d)          “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e)          “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(f)           “Board” means the Company's Board of Directors.

(g)          “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(h)          “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

Annex A-1

(i)            “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j)           “Committee” means the Nominating and Corporate Governance and Compensation Committee of the Board; provided, however, that if there are no longer any members on the Nominating and Corporate Governance and Compensation Committee, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least three directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(k)          “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(l)           “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m)         “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(n)          “Director” means a member of the Board or the board of directors of any Related Entity.

(o)          “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p)          “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q)          “Effective Date” means the effective date of the Plan, as amended and restated, which shall be July 24, 2013. The original effective date of the Plan was May 22, 2013.

(r)           “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s)          “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

Annex A-2

(t)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u)          “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(v)          “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company's or Related Entity’s requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(w)         “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(x)          “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(y)          “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(z)          “Listing Market” means the NASDAQ Stock Market or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the New York Stock Exchange.

(aa)         “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb)        “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc)         “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(dd)        “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee)         “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

Annex A-3

(ff)         “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg)        “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh)        “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii)          “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(jj)          “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk)        “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll)          “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(mm)      “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(nn)       “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(oo)       “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(pp)       “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq)        “Shareholder Approval Date” means the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements Sections 162(m) and 422 of the Code, Rule 16b-3 under the Exchange Act applicable requirements under the rules of the Listing Market.

(rr)         “Shares” means the shares of common stock of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(ss)        “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

Annex A-4

(tt)         “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(uu)       “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3.            Administration.

(a)          Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b)          Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)          Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.            Shares Subject to Plan.

(a)          Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 1,500,000, which shall be inclusive of any Shares remaining available for delivery under the 2007 Plan on the Effective Date of the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Annex A-5

(b)          Application of Limitation to Grants of Awards.. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)          Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)          If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iii) below.

(ii)         Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iii)        Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(iv)        Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,500,000 Shares.

(d)          No Further Awards Under the 2007 Plan. In light of the adoption of this Plan, no further awards shall be made under the 2007 Plan after the Effective Date.

5.            Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than the lesser of (x) one percent (1%) of the issued and outstanding Shares immediately prior to the date of grant of an Award or (y) 250,000 Shares; or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards with respect to more than the lesser of (x) one percent (1%) of the issued and outstanding Shares immediately prior to the date of grant of an Award or (y) 250,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,000,000 with respect to any 12 month Performance Period and (y) with respect to any Performance Period that is more than 12 months, $2,000,000 (multiplied by the number of full 12 months periods that are in the Performance Period).

Annex A-6

6.            Specific Terms of Awards.

(a)          General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of California law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)          Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)          Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Sections 10(c)(i) and (ii) hereof, the Committee shall not be permitted to (A) lower the exercise price per Share purchasable under an Option after such Option is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of a Share in exchange for another Award (other than in connection with Substitute Awards), (C) offer to purchase an Option, at any time when the exercise price per Share exceeds the Fair Market Value of a Share, for a payment in cash in substitution for or upon cancellation of such Option previously granted, or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's shareholders.

(ii)         Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)        Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)         the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

Annex A-7

(B)         The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c)          Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)          Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Sections 10(c)(i) and (ii) hereof, the Committee shall not be permitted to (A) lower the grant price of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price of such Stock Appreciation Right exceeds the Fair Market Value of a Share in exchange for another Award (other than in connection with Substitute Awards), (C) offer to purchase a Stock Appreciation Right, at any time when the grant price of such Stock Appreciation Right exceeds the Fair Market Value of a Share, for a payment in cash in substitution for or upon cancellation of such Stock Appreciation Right previously granted, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii)         Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)        Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)          Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

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(i)          Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restricted Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restriction Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)         Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)        Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)        Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)          Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)          Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Unit, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

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(ii)         Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)        Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f)          Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)          Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award.

(h)          Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

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(i)          Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7.            Certain Provisions Applicable to Awards.

(a)          Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b)          Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)          Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee, all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)          Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

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(e)          Code Section 409A.

(i)          The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)         If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)         Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B)         The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)         Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)        Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8.            Code Section 162(m) Provisions.

(a)          Covered Employees. Unless otherwise specified by the Committee, the provisions of this Section 8 shall be applicable to any Performance Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

Annex A-12

(b)          Performance Criteria. If a Performance Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, (iii) change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c)          Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than twelve (12) months and no longer than five (5) years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d)          Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e)          Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

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9.            Change in Control.

(a)          Effect of “Change in Control.” If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)          Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)         Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)        With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(b)          Definition of “Change in Control”. Unless otherwise specified in any employment agreement between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)          The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)         During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

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(iii)        Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iv)        Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10.          General Provisions.

(a)          Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)          Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)          Adjustments.

(i)          Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

Annex A-15

(ii)         Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii)        Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Performance Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

Annex A-16

(d)          Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e)          Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required under the Plan or by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(f)          Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g)          Clawback of Benefits. The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements (and/or awards issued under the 2007 Plan) may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

Annex A-17

(h)          Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(i)          Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(j)          Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k)          Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of California without giving effect to principles of conflict of laws, and applicable federal law.

(l)          Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(m)          Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Annex A-18

ANNEX B

INSTRUCTIONS FOR VOTING BY INTERNET, TELEPHONE OR MAIL

Hanmi Financial Corporation encourages you to take advantage of convenient voting methods. Please take this opportunity to use one of the three voting methods below. Voting is easier than ever. Proxies submitted by Internet or telephone must be received no later than 11:59 p.m., Pacific Time, on August 22, 2013.

VOTE BY INTERNET—WWW.investorvote.com/HAFC

Use the Internet to transmit your voting instructions and for electronic delivery of information no later than 11:59 p.m., Pacific Time, on August 22, 2013. Have your proxy card in hand when you access the web site and follow the instructions.

VOTE BY TELEPHONE—1-800-652-VOTE (8683).

Use any touch-tone telephone to transmit your voting instructions no later than 11:59 p.m., Pacific Time, on August 22, 2013. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Hanmi Financial Corporation, c/o Investor Relations; 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, (213) 382-2200. Proxy cards sent by mail must be received by August 22, 2013.

TO VOTE, MARK BLOCKS BELOW IN	KEEP THIS PORTION FOR YOUR RECORDS
BLUE OR BLACK INK AS FOLLOWS:
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

Annex B-1

PROXY

HANMI FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS — AUGUST 23, 2013

The undersigned stockholder(s) of Hanmi Financial Corporation hereby nominates and appoints Paul Seon-Hong Kim and Jean Lim, and each of them, the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote all stock of Hanmi Financial Corporation that the undersigned is entitled to vote at the Annual Meeting of Hanmi Financial Corporation to be held at the Sheraton Universal Hotel, located at 333 Universal Hollywood Drive, Universal City, California, on Friday, August 23, 2013, beginning at 10:30 a.m., Pacific Time, and at any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

THE BOARD OF DIRECTORS OF HANMI FINANCIAL CORPORATION RECOMMENDS A VOTE OF:

•	“FOR” EACH OF THE DIRECTOR NOMINEES FOR THE BOARD OF DIRECTORS,

•	“FOR” THE ADVISORY RESOLUTION APPROVING THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS,

•	“FOR” THE APPROVAL OF THE AMENDED AND RESTATED HANMI FINANCIAL CORPORATION 2013 EQUITY COMPENSATION PLAN, AND

•	“FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS HANMI FINANCIAL CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY CONFERS AUTHORITY TO VOTE, AND SHALL BE VOTED, “FOR” EACH OF THE DIRECTOR NOMINEES FOR THE BOARD OF DIRECTORS, AND “FOR” PROPOSALS 2, 3 AND 4, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, OR, IF NO RECOMMENDATION IS GIVEN, IN ACCORDANCE WITH THE DISCRETION AND JUDGMENT OF THE PROXY HOLDERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proxy Card - 1

▼ DETACH PROXY CARD HERE ▼

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 23, 2013

This Proxy Statement for the 2013 Annual Meeting and our Annual Report for the fiscal year ended December 31, 2012 are available on Hanmi Financial Corporation’s website at www.hanmi.com by clicking on “Investor Relations” and then “Proxy Materials.”

Our Board of Directors recommends a vote “FOR” each of the following proposals.

1.	ELECTION OF DIRECTORS – To elect the following seven director nominees to serve as Directors of Hanmi Financial Corporation for terms expiring at the 2014 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Director Nominee:	I Joon Ahn	☐	For	☐	Withhold Authority to Vote

Director Nominee:	John A. Hall	☐	For	☐	Withhold Authority to Vote

Director Nominee:	Paul Seon-Hong Kim	☐	For	☐	Withhold Authority to Vote

Director Nominee:	Chong Guk (C. G.) Kum	☐	For	☐	Withhold Authority to Vote

Director Nominee:	Joon Hyung Lee	☐	For	☐	Withhold Authority to Vote

Director Nominee:	William J. Stolte	☐	For	☐	Withhold Authority to Vote

Director Nominee:	Joseph K. Rho	☐	For	☐	Withhold Authority to Vote

2.	ADVISORY (NON-BINDING) RESOLUTION TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS. To provide an advisory (non-binding) vote on the proposal to approve the compensation of our Named Executive Officers.

☐ For	☐ Against	☐ Abstain

3.	APPROVAL OF THE AMENDED AND RESTATED HANMI FINANCIAL CORPORATION 2013 EQUITY COMPENSATION PLAN. To approve the Amended and Restated Hanmi Financial Corporation 2013 Equity Compensation Plan.

☐ For	☐ Against	☐ Abstain

4.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

☐ For	☐ Against	☐ Abstain

5.	OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi Financial or its Board of Directors at the Annual Meeting.

Proxy Card - 2

☑	Please mark votes as in this example.	I (We) do ☐ do not ☐ expect to attend the Annual Meeting.

Number of Persons:

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:	Please sign and date below.

Number of Shares:

Please Print Name

Please Print Name

Dated:

Signature of Stockholder

Signature of Stockholder

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full duties. All joint owners should sign.)

▲ PLEASE DETACH HERE ▲

You must detach this portion of the Proxy Card before returning it in the enclosed envelope.

Proxy Card - 3